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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Cantel Medical Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 Cantel Medical Corp.
150 Clove Road
Little Falls, NJ 07424

NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On January 8, 2009

        The Annual Meeting of Stockholders of Cantel Medical Corp. will be held on Thursday, January 8, 2009 at 9:30 a.m., Eastern Standard Time, at The Harmonie Club, 4 East 60th Street, New York, New York. We are holding the Annual Meeting to:

  1.
  Elect as directors the 9 nominees named in the attached proxy statement. (Proposal 1)

  2.
  Approve an amendment to the Company's 2006 Equity Incentive Plan that would increase by 700,000 the number of shares of common stock available for issuance under the Plan. (Proposal 2)

  3.
  Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2009. (Proposal 3)

  4.
  Transact such other business as may properly be brought before the meeting.

        The record date for the Annual Meeting is November 17, 2008. Only our stockholders of record at the close of business on that date may vote at the meeting, or any adjournment of the meeting. A copy of our Annual Report to Stockholders for the fiscal year ended July 31, 2008 is being mailed with this Proxy Statement.

        You are invited to attend the Annual Meeting. Whether or not you plan to attend the meeting, please mark and sign the enclosed proxy exactly as your name appears on your stock certificates, and mail it promptly in the enclosed return envelope in order that your vote can be recorded.

                      By order of the Board of Directors

                      Eric W. Nodiff
                       Corporate Secretary

Little Falls, New Jersey
November 25, 2008

 Cantel Medical Corp.
150 Clove Road
Little Falls, NJ 07424

PROXY STATEMENT

        We are providing these proxy materials in connection with the solicitation by our Board of Directors of proxies to be voted at our 2008 Annual Meeting of Stockholders to be held on Thursday, January 8, 2009 beginning at 9:30 a.m., Eastern Standard Time, and at any adjournment or postponement. The Annual Meeting will be held at The Harmonie Club, 4 East 60th Street, New York, New York.

Information about the Meeting

Q:
Why did you send me this Proxy Statement?

A:
We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors (the Board) of Cantel Medical Corp. (we or Cantel) is soliciting your proxy to vote at our 2008 Annual Meeting of Stockholders to be held on Thursday, January 8, 2009, or any adjournments of the meeting. This Proxy Statement summarizes information that is intended to assist you in making an informed vote on the proposals described in the Proxy Statement.

Q:
Who can vote at the Annual Meeting?

A:
Only stockholders of record as of the close of business on November 17, 2008 are entitled to vote at the Annual Meeting. On that date, there were 16,461,299 shares of our Common Stock outstanding and entitled to vote.

Q:
How many shares must be present to conduct the Annual Meeting?

A:
We must have a "quorum" present in person or by proxy to hold the Annual Meeting. A quorum is a majority of the outstanding common shares entitled to vote. Abstentions and broker non-votes (defined below) will be counted for the purpose of determining the existence of a quorum.

Q:
What matters are to be voted upon at the Annual Meeting?

A:
Three proposals are scheduled for a vote:

•
To elect as directors the nine nominees named in the attached proxy statement, to serve until the first Annual Meeting of Stockholders following the fiscal year ending July 31, 2009;

•
Approve an amendment to the Company's 2006 Equity Incentive Plan that would increase by 700,000 the number of shares of common stock available for issuance under the Plan; and

•
Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2009.

        As of the date of this Proxy Statement, these three proposals are the only matters that our Board of Directors intends to present at the Annual Meeting. Our Board does not know of any other business to be presented at the meeting. If other business is properly brought before the meeting, the persons named on the enclosed proxy card will vote on these other matters in their discretion.

Q:
How does the Board recommend that I vote?

A:
The Board recommends that you vote FOR the election of each of the nominees for director, FOR the proposal to amend the Company's 2006 Equity Incentive Plan and FOR the proposal to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2009.

Q:
How do I vote before the Annual Meeting?

A:
You may vote your shares by mail by filling in, signing and returning the enclosed proxy card. You may either vote "For" all the nominees to the Board of Directors of Cantel or you may withhold authority to vote for any nominee(s) you specify. With respect to the amendment to the Company's 2006 Equity Incentive Plan and the ratification of the selection of Ernst & Young LLP as Cantel's independent registered public accounting firm for the fiscal year ending July 31, 2009, you may vote "For" or "Against" or abstain from voting on each of such proposals.

Q:
May I vote at the Annual Meeting?

A:
Yes, you may vote your shares at the Annual Meeting if you attend in person. Even if you plan to attend the meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Q:
How many votes do I have?

A:
Each share of common stock that you own as of November 17, 2008, entitles you to one vote on each matter voted upon at the Annual Meeting. On November 17, 2008, there were 16,461,299 shares of our Common Stock outstanding.

Q:
What should I do if I receive more than one set of proxy materials?

A:
You may receive more than one set of these proxy materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card that you receive to ensure that all your shares are voted.

Q:
May I change my vote?

A:
Yes, you may change your vote or revoke your proxy at any time before the vote at the Annual Meeting. You may change your vote prior to the meeting by executing a valid proxy bearing a later date and delivering it to us prior to the meeting at Cantel Medical Corp., 150 Clove Road, Little Falls, New Jersey 07424, Attn: Assistant Secretary. You may withdraw your vote at the meeting and vote in person by giving written notice to our Assistant Secretary. You may also revoke your vote without voting by sending written notice of revocation to our Corporate Secretary at the above address.

Q:
How are my shares voted if I submit a proxy but do not specify how I want to vote?

A:
If you submit a properly executed proxy card but do not specify how you want to vote, your shares will be voted FOR the election of each of the nominees for director, FOR the amendment to the 2006 Equity Incentive Plan and FOR the ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2009, and in the discretion of the persons named as proxies on all other matters that are properly brought before the Annual Meeting.

Q:
How do I vote if my broker holds my shares in "street name"?

A:
Shares held in "street name" are held in the name of your bank or broker. If your shares are held in a brokerage account in street name, they are not included in the total number of shares listed as owned by you on the enclosed proxy card. Your bank or broker will send you instructions on how to vote those shares.

Q:
What vote is required to elect Directors?

A:
The nine nominees for election as directors who receive the highest number of "FOR" votes will be elected as directors. This number is a plurality. Abstentions and broker non-votes (defined below) will have no effect on the outcome of the voting to elect directors.

Q:
What vote is required to approve the amendment to the Company's 2006 Equity Incentive Plan that would increase by 700,000 the number of shares of common stock available for issuance under the Plan?

A:
For approval of this proposal, the proposal must receive the "FOR" vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. Abstentions will have the same effect as a vote against the proposal and broker non-votes will have no effect on the outcome of the vote.

Q:
What vote is required to ratify the selection of Ernst & Young LLP as Cantel's independent registered public accounting firm for the fiscal year ending July 31, 2009?

A:
For approval of this proposal, the proposal must receive the "FOR" vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. Abstentions will have the same effect as a vote against the proposal.

Q:
What is a broker non-vote?

A:
When shares are held in "street name," a broker non-vote may occur when a bank or brokerage firm does not vote on a proposal because it does not have discretionary voting power and has not received instructions from the beneficial owner of the shares. A broker non-vote is counted for the purpose of determining whether a quorum is present. Under the current rules of the New York Stock Exchange (NYSE), your broker is permitted to vote your shares on certain routine matters, such as the election of directors and the ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2009, even if you do not instruct the broker how to vote.

Q:
Who will count the votes?

A:
Votes will be counted by the independent inspector of election appointed for the Annual Meeting.

Q:
Who pays for the solicitation of proxies?

A:
We will pay for the entire cost of soliciting proxies. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. In addition, our directors and employees may solicit proxies in person, by telephone, by Internet, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies.

Q:
How can I find out the results of the voting at the Annual Meeting?

A:
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our Quarterly Report on Form 10-Q for the quarter ending January 31, 2009.

 SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

        The following table sets forth, as of November 17, 2008, the number of common shares owned beneficially by any persons we know to be beneficial owners of more than five percent of our outstanding common shares, each of our directors and each of our current executive officers named in the Summary Compensation Table below and all of our directors and officers as a group.

		Shares Beneficially Owned(1)
Name and Address of Beneficial Owners	Position with Cantel	Number		Percent of Total
Charles M. Diker	Chairman of the Board, member of	3,135,809	(2)	19.0%
150 Clove Road	Office of the Chairman and Director
Little Falls, NJ 07424
Alan J. Hirschfield	Vice Chairman of the Board and	308,348	(3)	1.9%
	Director
Robert L. Barbanell	Director	62,354	(4)	*
Alan R. Batkin	Director	45,000	(5)	*
Joseph M. Cohen	Director	88,250	(6)	*
Mark N. Diker	Director	153,076	(7)	*
Darwin C. Dornbush, Esq.	Director	53,502	(8)	*
George L. Fotiades	Director	18,000	(9)	*
Elizabeth McCaughey	Director	24,000	(10)	*
Bruce Slovin	Director	285,600	(11)	1.7%
Andrew A. Krakauer	President and member of Office of the	174,833	(12)	1.1%
	Chairman
Seth R. Segel	Senior Vice President—Corporate	124,116	(13)	*
	Development and Strategy and
	member of Office of the Chairman
Craig A. Sheldon	Senior Vice President and CFO	128,250	(14)	*
Eric W. Nodiff	Senior Vice President and General	126,983	(15)	*
	Counsel
Roy K. Malkin	President of Minntech Corporation	177,500	(16)	1.1%
R. Scott Jones	Former CEO and President	63,079	(17)	*
Independence Investments LLC	5% Stockholder	912,300	(18)	5.5%
53 State Street
Boston, MA 02109
Dimensional Fund Advisors Inc.	5% Stockholder	1,359,164	(19)	8.3%
1299 Ocean Avenue
Santa Monica, CA 90401
All officers and directors as a group
of 18 persons		4,864,016	(20)	28.2%

*
Represents beneficial ownership of less than one percent (1%).

(1)
Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from November 17, 2008 upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person (but not those held by any other person) and that are exercisable within 60 days from November 17, 2008 have been exercised.

(2)
Includes 1,836,571 shares owned directly by Mr. Diker, including 10,000 restricted shares that are subject to risk of forfeiture, and 83,250 shares that Mr. Diker may acquire pursuant to stock options. Also includes an aggregate of 1,215,988 shares for which Mr. Diker may be deemed to be the beneficial owner comprised of (i) 288,286 shares owned by Mr. Diker's wife, (ii) 265,944 shares owned by trusts for the benefit of Mr. Diker's children (including 124,339 shares disclosed in the chart above as beneficially owned by Mark N. Diker), (iii) 43,576 shares held in accounts for Mr. Diker's grandchildren over which he exercises investment discretion (including 7,600 shares disclosed in the chart above as beneficially owned by Mark N. Diker), (iv) 13,080 shares held by the DicoGroup, Inc., a corporation of which Mr. Diker serves as Chairman of the Board, (v) 229,721 shares owned by a non-profit corporation of which Mr. Diker and his wife are the principal officers and directors, and (vi) 375,381 shares held in certain other accounts over which Mr. Diker exercises investment discretion.

(3)
Includes 26,625 shares that Mr. Hirschfield may acquire pursuant to stock options.

(4)
Includes 23,250 shares that Mr. Barbanell may acquire pursuant to stock options. Does not include 5,625 shares owned by Mr. Barbanell's wife as to which Mr. Barbanell disclaims beneficial ownership.

(5)
Includes 41,250 shares that Mr. Batkin may acquire pursuant to stock options.

(6)
Includes 19,875 shares that Mr. Cohen may acquire pursuant to stock options.

(7)
Includes 10,387 shares owned directly by Mr. Diker and 10,750 shares that Mr. Diker may acquire pursuant to stock options. Also includes an aggregate of 124,339 shares owned by trusts for the benefit of Mr. Diker and 7,600 shares owned by a trust for the benefit of his children for which Mr. Diker may be deemed to be the beneficial owner.

(8)
Includes 21,000 shares that Mr. Dornbush may acquire pursuant to stock options.

(9)
Includes 5,000 shares that Mr. Fotiades may acquire pursuant to stock options.

(10)
Consists of 24,000 shares that Ms. McCaughey may acquire pursuant to stock options.

(11)
Includes 27,000 shares that Mr. Slovin may acquire pursuant to stock options.

(12)
Includes 108,333 shares that Mr. Krakauer may acquire pursuant to stock options and 43,499 restricted shares that are subject to risk of forfeiture.

(13)
Includes 91,666 shares that Mr. Segel may acquire pursuant to stock options and 28,333 restricted shares that are subject to risk of forfeiture.

(14)
Includes 85,000 shares that Mr. Sheldon may acquire pursuant to stock options and 28,333 restricted shares that are subject to risk of forfeiture.

(15)
Includes 88,333 shares that Mr. Nodiff may acquire pursuant to stock options and 28,333 restricted shares that are subject to risk of forfeiture.

(16)
Includes 112,500 shares that Mr. Malkin may acquire pursuant to stock options and 25,000 restricted shares that are subject to risk of forfeiture.

(17)
Mr. Jones resigned on April 23, 2008. His stock ownership is not included under "All officers and directors as a group."

(18)
Based upon information as of June 30, 2008 set forth in a 13F Holdings Report filed with the SEC by the beneficial owner.

(19)
Based upon information as of September 30, 2008 set forth in a 13F Holdings Report filed with the SEC by the beneficial owner.

(20)
Includes 809,499 shares that may be acquired pursuant to stock options and 197,165 restricted shares that are subject to risk of forfeiture.

Section 16(a) Beneficial Ownership Reporting Compliance

        Federal securities laws require our executive officers and directors and persons owning more than 10% of our Common Stock to file certain reports on ownership and changes in ownership with the Securities and Exchange Commission (SEC). Based on a review of our records and other information, we believe that during fiscal 2008, our executive officers, directors and persons holding more than 10% of our common stock timely filed all Section 16(a) reports.

 PROPOSAL 1

ELECTION OF DIRECTORS

        Our entire Board of Directors is elected each year at the Annual Meeting of Stockholders. The Board is currently comprised of ten members but has approved the reduction of the Board to nine members effective as of the date of the Annual Meeting. Each of the nominees listed below is an incumbent director whose nomination to serve for a one-year term was recommended by our Nominating and Governance Committee and approved by the Board. The nine nominees include seven independent directors as defined in the NYSE rules and regulations.

        Each nominee elected as a director will continue in office until the next Annual Meeting of Stockholders and until his successor has been duly elected and qualified or until his or her earlier death, resignation or retirement. Each person nominated has agreed to serve if elected.

        The persons named as proxies intend to vote the proxies FOR the election of each of the nominees unless you indicate on the proxy card that your vote should be withheld from any or all of the nominees. If for some reason one or more of the nominees is unable to serve, proxies will be voted in favor of the remaining nominees and may be voted for substitute nominees recommended by the Board.

        The following individuals have been nominated as directors:

Name and Principal Occupation or Position	Age	Has Been a Director Since
Robert L. Barbanell	78	1994
President, Robert L. Barbanell Associates, Inc., a financial consulting company, for more than the past five years.
Alan R. Batkin	64	2004
Vice Chairman, Eton Park Capital Management, L.P., an investment firm, since February 2007. For more than five years prior thereto, Mr. Batkin served as Vice Chairman of Kissinger Associates, Inc., a geopolitical consulting firm that advises multi-national companies. He is also a director of Hasbro, Inc. (NYSE), a toy and game company, Overseas Shipholding Group, Inc. (NYSE), a company that operates oceangoing bulk cargo vessels, and Omnicom Group, Inc. (NYSE), a global marketing and corporate communications company.
Joseph M. Cohen	71	2000
Chairman of JM Cohen & Co., L.L.C., a family investment group, for more than the past five years.
Charles M. Diker	73	1985
Chairman of the Board since 1986. Mr. Diker has served as a managing partner of Diker Management LLC, a registered investment adviser, for more than the past five years. He is also a director of Loews Corporation (NYSE), a holding company whose subsidiaries include a commercial property-casualty insurer; an offshore drilling company; natural gas exploration, production and pipeline operation companies; and a luxury lodging company.
Mark N. Diker	42	2007
A co-managing partner of Diker Management LLC, a registered investment adviser, for more than the past five years.

Name and Principal Occupation or Position	Age	Has Been a Director Since
George L. Fotiades	55	2008
Chairman, Healthcare Investments—Diamond Castle Holdings, a private equity firm, since April 2007. For more than five years prior thereto, Mr. Fotiades served as president and COO of Cardinal Healthcare Services. He is also a director of The Alberto Culver Company (NYSE), a manufacturer and distributor of beauty and personal care products, and ProLogis (NYSE), an owner, manager and developer of distribution facilities.
Alan J. Hirschfield	73	1986
Vice Chairman of the Board of Cantel since 1988 and private investor and consultant for more than the past five years. Mr. Hirschfield is also a director of Carmike Cinemas, Inc. (NASDAQ), a national theater chain, and Leucadia National Corp. (NYSE), a holding company engaged in various operating and investing activities.
Elizabeth McCaughey	60	2005
Chairman, Committee to Reduce Infection Deaths, which she founded, since 2004. For more than five years prior thereto, Mrs. McCaughey served as a senior fellow or adjunct senior fellow at Hudson Institute, a policy research organization, where she focused on the impact of medical innovation and scientific discovery on longevity, health care costs and the economy. Ms. McCaughey is a director of Genta Incorporated (NASDAQ), a biopharmaceutical company engaged in pharmaceutical (drug) research and development.
Bruce Slovin	72	1986
President, 1 Eleven Associates, LLC, a private investment firm, for more than the past five years. Mr. Slovin is a director of M&F Worldwide Corp. (NYSE), a manufacturer of licorice extract and provider of checks and related products and services, and SIGA Technologies, Inc. (NASDAQ), a developer of pharmaceutical agents to designed to fight bio-warfare pathogens.

The Board of Directors recommends that you vote "FOR" the election of each of the nine nominees.

        The following individual currently serves as a director of the Company but has decided to resign as a director as of the date of the Annual Meeting:

Darwin C. Dornbush, Esq.	78	1963
Partner, law firm of Dornbush Schaeffer Strongin & Venaglia, LLP, which periodically provides legal services to us, for more than the past five years. Mr. Dornbush is also a director of Woodbridge Holdings Corporation (f/k/a Levitt Corporation) (NYSE), an investor in real estate, real estate-related enterprises and diverse operating businesses.

 CORPORATE GOVERNANCE

        We seek to follow best practices in corporate governance in a manner that is in the best interests of our business and our stockholders. We are in compliance with the corporate governance requirements imposed by the Sarbanes-Oxley Act, the SEC and the NYSE and will continue to review our policies and practices to meet ongoing developments in this area.

Code of Business Conduct and Ethics

        All of our employees, including our President (who serves as our principal executive officer), Chief Financial Officer (CFO), all other senior financial officers and all other executive officers, are required to comply with our Code of Business Conduct and Ethics. You can access our Code of Business Conduct and Ethics by clicking on the "Corporate Governance" link in the "Investor Relations" section of our website at www.cantelmedical.com. The Code of Business Conduct and Ethics is also available in print to any requesting stockholder. We will post any amendments to or waivers of our Code of Business Conduct and Ethics on our website.

Corporate Governance Guidelines

        Our Corporate Governance Guidelines reflect the principles by which we operate. From time to time, the Nominating and Governance Committee and the Board reviews and revises our Corporate Governance Guidelines in response to regulatory requirements and evolving best practices. You can access our Corporate Governance Guidelines by clicking on the "Corporate Governance" link in the "Investor Relations" section of our website at www.cantelmedical.com. The Corporate Governance Guidelines is also available in print to any requesting stockholder.

Certain Relationships and Related Persons Transactions

        Mark N. Diker, the son of our Chairman of the Board, became a director of Cantel on October 18, 2007. Because of such family relationship, he is not treated as an independent director.

BOARD MEETINGS; COMMITTEES

Board Meetings and Attendance of Directors

        The Board held four regular meetings and four special meeting during the fiscal year ended July 31, 2008. During fiscal 2008, each of the incumbent directors attended 75% or more of the total meetings of the Board and the respective committees on which he or she served. Directors are required to make every reasonable effort to attend the Annual Meeting. Nine of ten members of the Board attended our 2007 Annual Meeting of Stockholders.

Director Independence

        The Board has affirmatively determined that the following eight directors have no material relationship with us and are independent within the meaning of Rule 10A-3 of the Securities Exchange Act of 1934 (the "Exchange Act") and within the NYSE definition of "independence": Robert L. Barbanell, Alan R. Batkin, Joseph M. Cohen, Darwin C. Dornbush, George Fotiades, Alan J. Hirschfield, Elizabeth McCaughey and Bruce Slovin. To assist in making the independence determination, the Board has adopted categorical standards for Director Independence as part of our Corporate Governance Guidelines. These standards, a copy of which is attached to this Proxy Statement as Annex A, satisfy the NYSE independence requirements. Independent directors receive no compensation from us for service on the Board or the Committees other than directors' fees and stock option grants under our 2006 Equity Incentive Plan.

Executive Sessions; Presiding Director

        As required by the NYSE listing standards, our non-management directors meet in executive sessions at which only non-management directors are present on a periodic basis. Currently, Alan R. Batkin, who was selected by our non-management directors to serve a one-year term as the presiding independent director, is the chairperson for all non-management director meetings.

Communications with Directors; Hotline

        You may contact the entire Board of Directors, any Committee, the presiding independent director or any other non-management directors as a group or any individual director by calling our toll-free Hotline at 1-800-826-6762. An outside vendor collects all reports or complaints and delivers them to our General Counsel, who forwards them to the Audit Committee and/or the appropriate director or group of directors. You are also welcome to communicate directly with the Board at our Annual Meeting of Stockholders. Additional information regarding the Hotline can be found by clicking on the "Corporate Governance" link in the "Investor Relations" section of our website at www.cantelmedical.com.

Committees

        The Board of Directors has three standing committees: the Audit Committee, the Compensation and Stock Option Committee (the Compensation Committee) and the Nominating and Governance Committee (the Nominating Committee). All members of the Audit Committee, the Compensation Committee and the Nominating Committee are independent directors within the definition in the NYSE listing standards and Rule 10A-3 of the Exchange Act. Each of the Committees has the authority to retain independent advisors and consultants, with all fees and expenses to be paid by us. The Board-approved charters of each of the Committees can be found by clicking on the "Corporate Governance" link in the "Investor Relations" section of our website at www.cantelmedical.com or (free of charge) by sending a written request to Cantel Medical Corp., 150 Clove Road, Little Falls, NJ 07424, Attn: Assistant Secretary. In addition, a copy of our Audit Committee Charter is attached to this Proxy Statement As Annex B.

         Audit Committee.    The Audit Committee is composed of Messrs. Barbanell (Chairman), Batkin and Slovin. All of the Audit Committee members are financially literate, and at least one member has accounting and financial management expertise. The Board has determined that Mr. Barbanell qualifies as an "audit committee financial expert" for purposes of the SEC's rules.

        The Audit Committee performs the following functions: (1) assisting the Board in fulfilling its oversight responsibilities with respect to (a) the integrity of our financial statements, (b) our compliance with legal and regulatory requirements, (c) the independent registered public accounting firm's qualifications and independence, and (d) the performance of our internal audit function and independent registered public accounting firm and (2) preparing a report in accordance with the rules of the SEC to be included in our annual proxy statement.

        The Audit Committee held five meetings during fiscal 2008, of which four were meetings held prior to the filing of our Quarterly Reports on Form 10-Q or Annual Report on Form 10-K for the primary purpose of reviewing such reports.

         Compensation Committee.    The Compensation Committee is composed of Messrs. Hirschfield (Chairman), Cohen and Batkin (who joined the Committee in October 2007). The Compensation Committee performs the following functions: (1) discharging the Board's responsibilities relating to compensation of our executive officers; (2) producing an annual report on executive compensation for inclusion in our proxy statement in accordance with applicable rules and regulations; and (3) administering our equity incentive plans in accordance with the terms of such plans. The Compensation Committee held two meetings during fiscal 2008.

         Nominating Committee.    The Nominating Committee is composed of Mr. Fotiades (Chairman) (who joined the Committee in October 2008), Mr. Barbanell and Ms. McCaughey. The Committee performs the following functions: (1) identifying individuals qualified to become Board members, consistent with criteria approved by the Board and recommending that the Board select the director nominees for the next annual meeting of stockholders; (2) developing and recommending to the Board the Corporate Governance Guidelines; (3) overseeing evaluation of the Board and management and (4) reviewing and assessing the compensation paid to members of the Board and its committees. The Nominating Committee held three meetings during fiscal 2008.

        The Nominating Committee has established a process for identifying and evaluating nominees for director. Although the Committee will consider nominees recommended by stockholders, the Committee believes that the process it utilizes to identify and evaluate nominees for director is designed to produce nominees that possess the educational, professional, business and personal attributes that are best suited to further our purposes. Any interested person may recommend a nominee by submitting the nomination, together with appropriate biographical information, to the Nominating Committee, c/o Cantel Medical Corp., 150 Clove Road, Little Falls, NJ 07424, Attn: Assistant Secretary. All recommended candidates will be considered using the criteria set forth in our Corporate Governance Guidelines.

        The Nominating Committee will consider, among other things, the following factors to evaluate recommended nominees: the Board's current composition, including expertise, diversity, balance of management and non-management directors, independence and other qualifications required or recommended by applicable laws, rules and regulations (including NYSE requirements) and company policies or procedures. The Committee will also consider the general qualifications of potential nominees, including, but not limited to personal integrity; concern for Cantel's success and welfare; experience at strategy/policy setting level; high-level leadership experience in business or administrative activity; breadth of knowledge about issues affecting Cantel; an ability to work effectively with others; sufficient time to devote to the Company; and freedom from conflicts of interests.

EXECUTIVE OFFICERS OF CANTEL

Name	Age	Position
Charles M. Diker	73	Chairman of the Board and member of Office of the Chairman
Andrew A. Krakauer	53	President and member of Office of the Chairman
Seth R. Segel	39	Senior Vice President—Corporate Development and Strategy and member of Office of the Chairman
Craig A. Sheldon	46	Senior Vice President and Chief Financial Officer
Eric W. Nodiff	51	Senior Vice President and General Counsel
Steven C. Anaya	38	Vice President and Controller
Roy K. Malkin	62	President and CEO of Minntech Corporation, a subsidiary of Cantel
Gary Steinberg	46	President and CEO of Crosstex International, Inc., a subsidiary of Cantel
Curtis Weitnauer	45	President and CEO of Mar Cor Purification, Inc., a subsidiary of Cantel

        Set forth below is certain biographical information concerning our executive officers who are not also directors:

        Mr. Krakauer has served as our President and a member of the newly formed Office of the Chairman since April 23, 2008 after serving as Executive Vice President and Chief Operating Officer since August 2004. For more than five years prior thereto, he served as President of the Ohmeda Medical Division of Instrumentarium / GE Healthcare.

        Mr. Segel has served as our Senior Vice President—Corporate Development since November 2002. On April 23, 2008 his title changed to Senior Vice President—Corporate Development and Strategy and he became a member of the Office of the Chairman.

        Mr. Sheldon, who has been employed by us in various executive capacities since November 1994, has served as our Senior Vice President and Chief Financial Officer since November 2002. Mr. Sheldon is a certified public accountant.

        Mr. Nodiff has served as our Senior Vice President and General Counsel since January 1, 2005. For more than five years prior thereto he served as a partner of Dornbush Schaeffer Strongin & Venaglia, LLP, the law firm that served as our outside general counsel.

        Mr. Anaya, who has been employed by us since March 2002, has served as Vice President since November 2003 and Controller since November 2002. Prior thereto, he served as our Assistant Controller. Mr. Anaya is a certified public accountant.

        Mr. Malkin has served as President and Chief Executive Officer of Minntech since September 2001 and as President and Chief Executive Officer of Medivators, Inc. (former subsidiary of Cantel that merged into Minntech) since June 1999.

        Mr. Steinberg, a former shareholder of Crosstex, has served as President of Crosstex since August 1, 2008 and in other executive capacities at Crosstex since 1990.

        Mr. Weitnauer has serviced as President and Chief Executive Officer of Mar Cor since August 2006. He served as Operations Leader of GE Osmonics, Inc. from 2003 to 2006, and in other executive capacities at GE Osmonics, Inc. (or its predecessor company) since 1986.

COMPENSATION DISCUSSION AND ANALYSIS

        The Compensation and Stock Option Committee of the Board of Directors (the Compensation Committee) discharges certain responsibilities of the Board of Directors with respect to compensation of the Company's executive officers, which, for the fiscal year ended July 31, 2008, included current President and member of Office of the Chairman, Andrew A. Krakauer, who was appointed to such office on April 23, 2008; prior CEO and President, R. Scott Jones, who held such offices through April 23, 2008; Senior Vice President—Corporate Development and Strategy and member of Office of the Chairman, Seth R. Segel; Senior Vice President and Chief Financial Officer (CFO), Craig A. Sheldon; Senior Vice President and General Counsel, Eric W. Nodiff; and President of Minntech Corporation, Roy K. Malkin (the Named Executive Officers or NEOs). In discharging such responsibilities, the Compensation Committee, among other things, determines and approves the compensation of the President and makes recommendations to the Board of Directors with respect to compensation of other executive officers. The Compensation Committee is also responsible for administering the Company's equity incentive plans.

Objectives of Compensation Program

        The primary objectives of the Company's compensation program are to:

  •
  Closely align the interests of the executive officers with those of the stockholders, and

  •
  Offer compensation opportunities that attract and retain talented executive officers, motivate such officers to perform at their highest level and reward their achievements.

        The abilities and performance of the Company's executives are critical to the Company's long-term success, and the objectives of the compensation program are designed to complement each other by balancing the Company's interest in achieving both its short term and long term goals. Base salary and discretionary and incentive-based cash bonuses are paid to reward performance and the achievement of short-term objectives and equity awards, which include a mix of stock options and restricted stock awards, are used to align the executives' interests with the long-term success of the Company. In addition to the different forms of compensation, the Company uses employment agreements that provide certain post-termination benefits to attract and retain qualified executive officers. Generally, all of the Company's NEOs are employed pursuant to employment agreements, the material terms of which are described below under the heading "Narrative Addendum to the Summary Compensation Table and Grants of Plan-Based Awards Table." All current NEOs of the Company are currently employed pursuant to employment agreements other than R. Scott Jones, whose employment terminated on April 23, 2008, and Seth R. Segel and Roy K. Malkin, whose employment agreements expired on October 31, 2008. The Compensation Committee intends to offer new employment agreements to Mr. Segel, Mr. Malkin and the other NEOs in the near future.

What the Company's Compensation Program is Designed to Reward

        The Company's business plan emphasizes growth through the expansion of existing operations and the addition of new products through acquisitions and product development. This strategy is advanced by identifying and acquiring businesses; effectively integrating acquired operations, personnel, products and technologies into the organization; retaining and motivating key personnel throughout the Company; attracting and retaining customers; and encouraging new product development. In addition, the Company relies on its executives to sustain and efficiently manage current businesses while adapting and growing its business segments in response to the ever-changing competitive landscape, and, in general, to maximize stockholder value. The compensation program is designed to reward the NEOs for successfully managing these tasks.

Elements of the Compensation Program; Why the Compensation Committee Chose Each Element and How it Relates to the Company's Objectives

        Base salary is the primary fixed element of the Company's compensation program and is used to attract and retain, as well as motivate and reward, executive officers. In determining base salary at the commencement of the term of an NEO's employment agreement, and annually in determining whether any discretionary increase in base salary is appropriate, the Compensation Committee considers the experience, skills, knowledge and responsibilities required of the executive officer in his role, specifically, the functional role of the position, the level of the individual's responsibility, the ability to replace the individual, and if applicable, the base salary of the individual at his prior employment. In addition, the Compensation Committee informally considers competitive market practices with respect to the salaries of the NEOs.

        The other element of cash compensation paid by the Company to each NEO consists of a discretionary cash bonus or an incentive-based cash bonus, which is intended to motivate and reward executive officers for their performance during the year. Each employee's employment agreement sets forth whether the employee's bonus will be discretionary or based upon a formula or performance targets that are described in the agreement. The Compensation Committee uses incentive-based cash bonuses to determine bonus awards for those executives whose achievements can generally be measured and rewarded based on pre-determined financial or business criteria. The Compensation Committee may additionally award discretionary bonuses to NEOs in order to reflect exceptional individual performance that the Compensation Committee believes was not appropriately reflected in incentive based cash bonuses or equity awards.

        Equity awards (which may consist of restricted stock, stock options, stock appreciation rights or performance awards) are granted to NEOs in order to give them an ownership interest in the Company, thereby aligning their interests with those of the stockholders. Restricted stock awards consist of awards of the Company's common stock subject to specified restrictions including, among other things, continued employment with the Company. Stock options and stock appreciation rights (rights to receive a payment equal to the increase in fair market value of the Company's common stock since the grant date thereof) are equity awards whose value depends on an increase in the Company's common stock price. The Compensation Committee currently structures awards of restricted stock and stock options to vest over a three year period, thereby rewarding NEOs for achievement of the Company's long term goal of creating stockholder value. Performance awards are equity-based awards subject to the achievement of performance goals, as conclusively determined by the Compensation Committee. To date, no stock appreciation rights or performance awards have been granted.

How the Compensation Committee Chose Amounts and Formulas for Each Element

         Base Salary.    As stated above, each NEO is or was party to an employment agreement setting forth his annual base salary and his eligibility for discretionary or incentive-based cash bonuses and equity awards. Each of the agreements (other than the agreement of R. Scott Jones, former CEO and President) provides for annual increases in base salary based on increases in the cost of living, but in no event less than 5% a year. A more detailed description of these employment agreements may be found below under the heading "Narrative Addendum to the Summary Compensation Table and Grants of Plan-Based Awards Table." At the beginning of the fiscal year ended July 31, 2008, Mr. Krakauer served as Executive Vice President and COO. On April 23, 2008, upon the resignation of R. Scott Jones as President and CEO, Mr. Krakauer was promoted to President and a member of the newly formed Office of the Chairman. Mr. Krakauer's base salary was increased as of September 1, 2007 (the anniversary date of his employment agreement) by 17%, from $325,000 to $380,000. The Compensation Committee specifically approved this increase based on Mr. Krakauer's leadership and contributions to the Company and to better align his base salary with Cantel's divisional presidents. Mr. Jones' employment agreement, which was based on a calendar year, provided for a fixed annual base salary of $450,000 with discretionary increases. The base salary of Mr. Jones was not increased for calendar year 2008 and remained at $450,000. The base salary of Mr. Segel was increased on November 1, 2007 (the anniversary date of his employment agreement) by 47% from $220,920 to $325,000. Such increase, to the extent over 5%, was in recognition of his contributions to the Company and in contemplation of adding significant responsibilities to his job description. The base salary of Mr. Sheldon was increased as of November 1, 2007 (the anniversary date of his employment agreement) by 9% from $254,058 to $276,000. Such increase, to the extent over 5%, was in recognition of his contributions to the Company and to better align him with other executive officers of the Company. The base salary of Mr. Nodiff was increased as of January 1, 2008 (the anniversary date of his employment agreement) by 5% from $275,625 to $289,406. The base salary of Mr. Malkin was increased on November 1, 2007 (the anniversary date of his employment agreement) by 5% from $375,493 to $394,267.

         Bonuses.    Under the employment agreement of Mr. Krakauer, President of the Company and a member of the Office of the Chairman, the amount of Mr. Krakauer's fiscal 2008 cash bonus was to be based upon the achievement of performance targets determined annually by the Board of Directors acting upon a recommendation by the Compensation Committee, retaining a bonus target between 30% and 70% of base salary. However, no performance targets were determined for fiscal 2008. Therefore, the Compensation Committee, with the consent of Mr. Krakauer, elected to make a discretionary bonus. Mr. Krakauer was awarded a bonus in the amount of $180,000 for the 2008 fiscal year. The Compensation Committee based its decision on Mr. Krakauer's (i) significant contributions to operations on which he had oversight responsibility while serving as Executive Vice President and COO, (ii) his significant assistance to R. Scott Jones prior to Mr. Jones' resignation as President and CEO, (iii) the excellent overall performance of the Company and Mr. Krakauer after his promotion to President, and (iv) the better alignment of his compensation with other senior executives of the Company and its division presidents.

        In connection with the retention of Mr. Jones as the Company's new CEO in December 2006, the Compensation Committee approved a minimum bonus for the first year of Mr. Jones employment (the 2007 calendar year) equal to $450,000. In subsequent years, Mr. Jones' bonus was to be subject to the discretion of the Compensation Committee, taking into consideration increases in the Company's earnings per share as well as other relevant factors in making such determinations, but with a target bonus of at least $450,000. The provisions of Mr. Jones' employment agreement relating to his bonus is described below under the heading "Narrative Addendum to the Summary Compensation Table and Grants of Plan-Based Awards Table." After the end of the 2007 fiscal year, based on an offer by Mr. Jones to voluntarily reduce his 2007 bonus, the Compensation Committee approved a cash bonus of $405,000 for Mr. Jones for the 2007 calendar year, which was paid in January 2008. In October 2008, Mr. Jones and the Company entered into a Separation Agreement under which a negotiated amount of $150,000 was agreed upon to cover (1) Mr. Jones' bonus for the portion of the 2008 calendar year that he was employed (January 1, 2008 – April 23, 2008) and (2) the severance benefit attributable to the bonus (which under the terms of the employment agreement was to be equal to the 2008 bonus payment). See "Executive Compensation—Post-Termination Benefits and Change in Control" below.

        The employment agreement of Mr. Segel, the Company's Senior Vice President—Corporate Development and Strategy and a member of the Office of the Chairman, provided for an annual incentive-based cash bonus equal to .45% of the first $50 million of total consideration, .325% of the next $50 million of total consideration, and .20% of any addition consideration we pay with respect to an acquisition during the employment period on which Mr. Segel plays a lead role on the transaction (subject to maximum annual incentive compensation of $500,000). Based on such formula, Mr. Segel was paid an incentive-based bonus of $64,912 with respect to fiscal 2008.

        The employment agreements of Messrs. Sheldon and Nodiff, the Company's CFO and General Counsel, respectively, provide for discretionary bonuses, which are determined following the end of the Company's fiscal year based on the recommendations of the Company's President and Chairman, the Compensation Committee's subjective evaluation of the employee's performance during the year, the officer's contribution to the Company's achievements during the year, and the overall performance of the Company. The Compensation Committee believes that discretionary bonuses are appropriate for the positions of CFO and General Counsel since a qualitative standard based purely on the performance of the Company's equity would not necessarily reflect the executive's performance and contributions during the year.

        For the 2008 fiscal year, the Compensation Committee recommended and the Board approved a cash bonus of $130,000 for Mr. Sheldon. Such bonus was based on the recommendation of the Chairman and the President of the Company, and considered the Company's achievements during the year and, in particular, Mr. Sheldon's contributions and achievements in the following areas: (i) overall involvement in the preparation of the Company's strategic business plan and ongoing management of actual performance against such plan, (ii) overall involvement in the audit of the Company's financial statements and internal controls, and (iii) management of the Company's treasury and tax functions. The Compensation Committee recommended and the Board approved a cash bonus of $130,000 for Mr. Nodiff for the 2008 calendar year. Such bonus was based on the recommendation of the Chairman and the President of the Company, and considered the Company's achievements during the year and, in particular, Mr. Nodiff's contributions and achievements in the following areas: (i) advisor on all legal aspects of the Company's business as well as strategic and other business matters as a member of the senior management team and (ii) negotiation of contracts for, and providing general legal counseling to, each of the Company's operating segments.

        For the 2008 fiscal year, Mr. Malkin, President of Minntech Corporation, was entitled to an incentive-based bonus, with a $150,000 target, calculated 50% on a formula based on the percentage achievement of Minntech's budgeted operating income (with a $75,000 target bonus) and 50% on a formula based on the average percentage target bonus attainment of Minntech managers (with a $75,000 target bonus). Based on Minntech's achievement of approximately 107% of its budgeted operating income, Mr. Malkin was entitled to a bonus of $79,588. In addition, based on Minntech managers achieving, on average, 90% of their target bonuses, Mr. Malkin was entitled to an additional bonus of $67,500. Therefore, the total 2008 fiscal year bonus paid to Mr. Malkin was $147,088.

         Equity Awards.    With respect to equity awards, the Compensation Committee determines the number of shares of stock underlying the awards based upon the NEOs' performance, the Company's performance during the year, the impact of the awards on the Company's net income, and the dilutive effect of the awards on to the Company's outstanding shares. In determining the mix of restricted stock and stock options to be granted, the Compensation Committee also considers the tax and accounting implications for the employee and the Company. All stock options have an exercise price equal to the fair market value of the Company's stock on the grant date. A more detailed description of the Company's 2006 Equity Incentive Plan may be found below under the heading "Narrative Addendum to the Summary Compensation Table and Grants of Plan-Based Awards Table" and "Proposal 2—Approval of Amendment to the Cantel Medical Corp. 2006 Equity Incentive Plan."

        The Compensation Committee has adopted a policy of considering the grant of equity awards within ten days following the public announcement of the Company's fiscal year-end results, which time was selected to allow for evaluation of the Company's performance for the entire fiscal year, and to ensure that the value of such equity awards reflect the public market's digestion of the Company's year-end financial performance. In October 2007, the Compensation Committee decided to defer the grant of equity awards under the 2006 Equity Incentive Plan; as a result, no equity grants were made at that time. However, on May 23, 2008, the Compensation Committee approved the grant of restricted stock awards covering 23,500 shares to Mr. Krakauer and 15,000 shares to each of Messrs. Segel, Sheldon, Nodiff and Malkin. In October 2008, the Compensation Committee decided to defer the consideration of equity awards until such time that it receives a report from an independent compensation consultant recently engaged by the committee. All such restricted stock awards vest in three annual installments commencing on the first anniversary of the grant date. No stock options were granted to NEOs during fiscal 2008.

Post-Retirement and Other Benefits

        The employment agreements with each NEO provide for certain benefits in connection with certain events of the NEO's termination of employment. No benefits are provided with respect to retirement. In general, the Compensation Committee believes that post-termination benefits are an important aspect of the compensation program because they allow the Company to better recruit and retain executive officers by offering competitive compensation packages. Such benefits also allow the executive officers to focus on performance of their duties and eliminate distractions related to job security concerns. The Company provides benefits in the event of termination due to death or disability in order to provide assurance to NEOs that their families and dependents have financial support in such events. The Company provides benefits in the event of a change in control of the Company to further align the interests of the NEOs with those of the stockholders. These arrangements are primarily intended to maintain the NEOs' motivation to consummate the sale of the Company in circumstances where such event will maximize stockholder value, notwithstanding that such transaction may result in the NEOs' loss of continued employment with the Company. The Company provides benefits in the event of termination without cause and if the NEOs' employment agreements are not renewed in order to provide job security to NEOs so that they can remain focused on performance of their duties. The Compensation Committee establishes post-termination benefits for each NEO based on his salary and the term of his employment contract, which creates a direct correspondence between the value of the NEO's compensation and the post-termination benefits to which he is eligible. A more detailed description of these benefits may be found below under the heading "Post Termination Benefits and Change in Control."

COMPENSATION AND STOCK OPTION COMMITTEE REPORT*

        We have reviewed and discussed with management the Compensation Discussion and Analysis to be included in the Company's 2008 Stockholder Meeting Schedule 14A Proxy Statement, filed pursuant to Section 14(a) of the Securities Exchange Act of 1934. Based on the reviews and discussions referred to above, we have recommended to the Board of Directors that the Compensation Discussion and Analysis referred to above be included in our Proxy Statement.

                                                                                        Compensation and Stock Option Committee
                                                                                        Alan J. Hirschfield (Chairman)
                                                                                        Alan R. Batkin
                                                                                        Joseph M. Cohen

*
Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933 or the 1934 Act, the Report on Executive Compensation by the Compensation Committee shall not be incorporated by reference in any such filings.

 EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth compensation for our current President (Principal Executive Officer) and former CEO and President; our CFO and our three other most highly compensated executive officers (our Named Executive Officers or NEOs).

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($)
Andrew A. Krakauer, President and member of Office of the Chairman	2008	375,417	180,000		190,563	130,260	—		18,110	(2)	894,350
R. Scott Jones, former President and Chief Executive Officer(3)	2008	368,654	168,750		301,909	276,042	—		601,579	(4)	1,716,934
Seth R. Segel, Senior Vice President—Corporate Development and Strategy; and member of Office of the Chairman	2008	303,317	—		121,458	37,500	64,912	(5)	19,080	(6)	546,267
Craig A. Sheldon, Senior Vice President and Chief Financial Officer	2008	270,515	130,000		121,458	22,500	—		17,224	(7)	561,697
Eric W. Nodiff, Senior Vice President, General Counsel	2008	283,664	128,333	(8)	121,458	30,000	—		16,969	(9)	580,424
Roy K. Malkin, President of Minntech Corporation	2008	389,574	147,088		105,625	—	—		10,719	(10)	653,006

(1)
Represents the amount of compensation cost recognized by us in fiscal year 2008 related to stock and option awards granted in fiscal 2008 and prior years, as described in Statement of Financial Accounting Standards No. 123R (SFAS 123R). For a discussion of valuation assumptions, see Note 11 to our 2008 Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended July 31, 2008.

(2)
This amount includes the following amounts paid or accrued by us for the benefit of Mr. Krakauer in accordance with his Employment Agreement: (i) $9,540 in vehicle fringe benefits, (ii) $7,552 in contributions under a 401(k) plan, and (iii) $1,018 in term life insurance premiums.

(3)
Mr. Jones' resignation was effective April 23, 2008, and therefore, the disclosed compensation relates to the portion of fiscal 2008 in which he was employed by Cantel.

(4)
This amount primarily represents severance benefits paid or accrued by us for the benefit of Mr. Jones in accordance with his Employment Agreement and a Separation Agreement between Mr. Jones and the Company. See "Post-Termination Benefits and Change in Control."

(5)
Mr. Segel's bonus is paid on a contract year (November 1—October 31) basis. However, this amount represents the amount of the bonus attributable to the 2008 fiscal year.

(6)
This amount includes the following amounts paid or accrued by us for the benefit of Mr. Segel in accordance with his Employment Agreement: (i) $9,540 in vehicle fringe benefits, (ii) $8,401 in contributions under a 401(k) plan, and (iii) $1,139 in term life insurance premiums.

(7)
This amount includes the following amounts paid or accrued by us for the benefit of Mr. Sheldon in accordance with his Employment Agreement: (i) $9,540 in vehicle fringe benefits, (ii) $6,545 in contributions under a 401(k) plan, and (iii) $1,139 in term life insurance premiums.

(8)
Mr. Nodiff's bonus is paid on a calendar year basis. Accordingly, this amount represents a portion of each of his calendar 2007 bonus and his calendar 2008 bonus to the extent such amounts were accrued during the 2008 fiscal year.

(9)
This amount includes the following amounts paid or accrued by us for the benefit of Mr. Nodiff in accordance with his Employment Agreement: (i) $9,540 in vehicle fringe benefits, (ii) $6,087 in contributions under a 401(k) plan, and (iii) $1,342 in term life insurance premiums.

(10)
This amount includes the following amounts paid or accrued by us for the benefit of Mr. Malkin in accordance with his Employment Agreement: (i) $2,949 in vehicle fringe benefits, (ii) $6,750 in contributions under a 401(k) plan, and (iii) $1,020 in term life insurance premiums.

Grants of Plan-Based Awards Table

        The following table sets forth certain additional information regarding grants of plan-based awards to our Named Executive Officers during the fiscal year ended July 31, 2008. Non-equity incentive plan awards, if any, are made to a Named Executive Officer pursuant to his employment agreement, as discussed under the heading "Narrative Addendum to the Summary Compensation Table and Grants of Plan-Based Awards Table" section in this Proxy Statement.

	Estimated Future Pay-Outs Under Non-Equity Incentive Plan Awards(1)
					All Other Stock Awards: Number of Shares of Stock or Units #		All Other Option Awards: Number of Securities Underlying Options #		Grant Date Fair Value of Stock and Option Awards ($/share)
								Exercise or Base Price of Option Awards ($/share)
Name	Threshold ($)	Target ($)	Maximum ($)	Grant Date
Andrew A. Krakauer	—	—	—	5/23/08	23,500	(2)	—	n/a	10.50
R. Scott Jones	—	—	—
Seth R. Segel	—	—	500,000	5/23/08	15,000	(2)	—	n/a	10.50
Craig A. Sheldon	—	—	—	5/23/08	15,000	(2)	—	n/a	10.50
Eric W. Nodiff	—	—	—	5/23/08	15,000	(2)	—	n/a	10.50
Roy K. Malkin	—	150,000	—	5/23/08	15,000	(2)	—	n/a	10.50

(1)
Where "—" is indicated in the table, the NEO does not receive a bonus pursuant to a non-equity incentive plan. Where "n/a" is indicated in the table, the non-equity incentive plan does not provide for such threshold, target or maximum amount. All non-equity incentive plans referenced in the table provide that no bonus is payable if the minimum level of performance required by the plan is not achieved by the NEO.

(2)
The restricted stock is subject to a risk of forfeiture which lapses as to one-third of the shares on each of the first three anniversaries of May 23, 2008.

Narrative Addendum to the Summary Compensation Table and Grants of Plan-Based Awards Table

  Employment Agreements

        On August 30, 2004, we entered into an employment agreement with Mr. Krakauer that, as amended, expires on August 31, 2009. The agreement provides for an annual base salary (initially set at $275,000) that is subject to annual increases equal to the greater of 5% or a cost of living formula. As discussed above under the heading "Compensation Discussion and Analysis," Mr. Krakauer's base salary was increased to $380,000 as of September 1, 2007. In consideration of the promotion of Mr. Krakauer to President on April 23, 2008, and the attendant added responsibilities, the Compensation Committee approved an 11.8% increase of Mr. Krakauer's salary to $425,000 effective August 1, 2008. Under the employment agreement, as amended effective for the 2008 fiscal year, Mr. Krakauer's cash bonus is based upon achievement of performance targets to be determined annually by the Board of Directors acting upon a recommendation by the Compensation Committee.

The bonus target is between 30% and 70% of base salary. Although no performance targets were determined for fiscal 2008, the Compensation Committee has retained an independent compensation consulting firm to assist in the determination of the bonus formula for Mr. Krakauer, as well as the other executive officers, and to provide advice on other equity and non-equity executive compensation matters for fiscal 2009. In addition, Mr. Krakauer's employment agreement provided for a stock option grant as of August 30, 2004 covering 75,000 shares of our common stock at an exercise price of $17.14 per share, the fair market value of the shares on the date of grant. The option has a five year term and is currently fully vested.

        Mr. Jones, who resigned as our CEO and President on April 23, 2008, was party to an employment agreement that continued on a year-to-year basis until terminated in accordance with its terms. The agreement provided for an annual initial base salary of $450,000 and a guaranteed bonus of at least that amount during the 2007 calendar year and eligibility to receive an annual cash bonus thereafter (targeted to be no less than $450,000) based on the achievement of performance targets to be determined annually at the commencement of each calendar year by the independent directors of the Board of Directors acting upon a recommendation by the Compensation Committee. In addition, the agreement provided for a stock option grant as of December 18, 2006, the commencement date of Mr. Jones' employment with us, to purchase 150,000 shares of our common stock at an exercise price equal to the fair market value of the shares on the date of grant, as well as the issuance on February 1, 2007 of 60,000 restricted shares of our common stock. The agreement also provided for discretionary increases in base salary as well as additional bonus and equity compensation as determined by the independent directors of the Board of Directors acting upon a recommendation by the Compensation Committee.

        On November 1, 2004, we entered into an employment agreement with Mr. Segel that expired on October 31, 2008. The agreement provided for an annual base salary (initially set at $200,000) that was subject to annual increases equal to the greater of 5% or a cost of living formula. As discussed above under the heading "Compensation Discussion and Analysis," Mr. Segel's base salary was increased to $325,000 as of November 1, 2007. Effective on August 1, 2008, the annual base salary was increased to $337,188. Under the employment agreement, Mr. Segel was entitled to an annual incentive-based cash bonus equal to .45% of the first $50 million of total consideration, .325% of the next $50 million of total consideration, and .20% of any additional consideration we pay with respect to an acquisition during the employment period on which Mr. Segel played a lead role on the transaction (subject to maximum annual incentive compensation of $500,000).

        On November 1, 2004, we entered into an employment agreement with Mr. Sheldon that, as amended, expires on October 31, 2009. The agreement provided for an annual initial base salary of $230,000, subject to annual increases equal to the greater of 5% or a cost of living formula, and a discretionary annual cash bonus. Mr. Sheldon's annual base salary was increased to $276,000 as of November 1, 2007. Effective on August 1, 2008, the annual base salary was increased to $297,847.

        On January 1, 2005, we entered into an employment agreement with Mr. Nodiff that, as amended, expires on December 31, 2008. The agreement provided for an annual initial base salary of $250,000, subject to annual increases equal to the greater of 5% or a cost of living formula, and a discretionary annual cash bonus. Mr. Nodiff's annual base salary was increased to $289,406 as of January 1, 2008. Effective on August 1, 2008, the annual base salary was increased to $297,847.

        On November 1, 2004, we entered into an employment agreement with Mr. Malkin that, as amended, expired on October 31, 2008. The agreement provided for an annual initial base salary of $340,000, subject to annual increases equal to the greater of 5% or a cost of living formula, and a formula-based-bonus. Mr. Malkin's annual base salary was increased to $394,267 as of November 1, 2007. Effective on August 1, 2008, the annual base salary was increased to $401,660.

        Under the terms of their respective employment agreements, each NEO is entitled to receive an automobile expense allowance and to participate in the medical and dental and all other benefit plans, including our 401(k) and life insurance benefit plans, to the extent generally made available to executive officers on the same basis as such other officers. In addition, each NEO's employment agreement provides for the Company to obtain a life insurance policy on such executive officer's life in a face amount between $250,000 and $340,000 payable to his designated beneficiary. Each of the current employment agreements provides that the officer may be entitled to additional increases in base salary, cash bonuses and equity awards as may be determined by our Compensation Committee in consultation with our President.

        The Compensation Committee has recently engaged a third party consulting firm to provide advice on executive compensation in connection with its desire to offer new employment agreements to the Company's executive officers. Until the new employments agreements are finalized, the following terms were approved by the Board of Directors upon recommendation of the Compensation Committee, notwithstanding anything less advantageous in the current employment agreements to the contrary:

  •
  Base salaries of the NEOs for fiscal 2009 (August 1, 2008-July 31, 2009) were increased to the amounts described above. The salary increases are in lieu of the next scheduled salary increase in each of the employment agreements (i.e., it represents a modification to a contract year co-terminous with Cantel's fiscal year and a corresponding acceleration of the base salary increase.)

  •
  Car allowances of the NEOs were increased to $750 a month.

  •
  In the event an NEO is terminated by the Company without cause, he will continue to receive his base salary through July 31, 2010.

  2006 Equity Incentive Plan

        The 2006 Plan provides for the granting of stock options, restricted stock awards, stock appreciation rights (SARs) and performance awards to our employees, including our executive officers. Non-employee directors also participate in the Plan. The Plan does not permit the granting of discounted options or discounted stock appreciation rights. The selection of employee participants in the Plan and the level of participation of each participant are determined by the Compensation Committee (the Board of Directors makes determinations relating to awards to non-employee directors). Subject to limitations set forth in the Plan, the Compensation Committee may delegate to our President or other executive officers such duties and powers as the Compensation Committee may deem advisable with respect to the designation of employees to be recipients of plan awards and the nature and size of such awards, except that no delegation may be made in the case of awards to executive officers or directors for awards intended to be qualified under Section 162(m) of the Code, or individual awards in excess of 1,500 restricted shares or 5,000 options (or aggregate awards during any fiscal quarter in excess of 5,000 restricted shares or 25,000 options).

        The Plan permits the grant of non-qualified stock options, incentive stock options qualifying under Section 422 of the Code (ISOs) and SARs. SARs permit the recipient to receive a payment measured by the increase in the fair market value of a specified number of our shares from the date of grant to the date of exercise. Distributions to the recipient of a SAR may be made in common stock, in cash or in a combination of both as determined by the Compensation Committee. The Compensation Committee determines the terms of each stock option and SAR at the time of the grant. The exercise price of a stock option may not be less than the fair market value of our common stock on the date the option is granted; likewise, no SAR may be granted at less than the fair market value of our common stock on the date the SAR is granted. The Compensation Committee determines the exercise period of each stock option and SAR; however, the terms of options and SARs granted under the Plan may not exceed ten years. Generally, no option or SAR may be exercised during the first year of its term or such longer period as may be specified in the option grant. However, the Plan allows the Compensation Committee to make unvested options and SARs immediately exercisable upon termination of employment by the Company without cause (if provided in an employment agreement) or in its discretion. The exercise price of options is payable in cash or, if the grant provides, in common stock.

        Under the Plan, the Compensation Committee may also grant stock awards, subject to specified restrictions, including but not limited to continued employment of the recipient with us or the achievement of one or more specific goals relating to our performance or the performance of a business unit or the recipient over a specified period of time. Performance-based measures could be based on various factors such as our revenues, cost reductions, operating income, income before taxes, net income, adjusted net income, earnings per share, adjusted earnings per share, operating margins, working capital measures, return on assets, return on equity, return on invested capital, cash flow measures, market share, and/or economic value added or such factors as they apply to one of its business units within which the recipient is primarily employed. The performance goals will be set by the Compensation Committee within the time period prescribed by, and will otherwise comply with the requirements of, Section 162(m) of the Internal Revenue Code.

        At the Annual At the Annual Meeting, stockholders will be asked to approve an amendment of the Plan, which would increase the maximum number of shares of our common stock authorized for issuance. See "Proposal 2—Approval of Amendment to the Cantel Medical Corp. 2006 Equity Incentive Plan." A copy of the Plan, giving effect to the proposed amendment, is attached as Annex C.

Outstanding Equity Awards at Fiscal Year-End Table

        The following table sets forth information regarding unexercised options and unvested restricted stock held by each of our Named Executive Officers as of July 31, 2008.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Andrew A. Krakauer	75,000	—		17.14	8/29/09
	8,333	16,667	(2)	14.22	11/6/11
	6,667	13,333	(3)	16.25	1/31/12
	10,000	20,000	(4)	18.50	5/15/12
						13,333	(7)	124,397
						6,666	(8)	62,194
						23,500	(9)	219,255
Seth R. Segel	75,000	—		20.10	12/15/09
	8,333	16,667	(2)	14.22	11/6/11
						13,333	(7)	124,397
						15,000	(10)	139,950
Craig A. Sheldon	75,000	—		20.10	12/15/09
	5,000	10,000	(5)	14.22	11/6/11
						13,333	(7)	124,397
						15,000	(10)	139,950
Eric W. Nodiff	75,000	—		22.93	1/2/10
	6,667	13,333	(6)	14.22	11/6/11
						13,333	(7)	124,397
						15,000	(10)	139,950
Roy K. Malkin	112,500	—		20.10	12/15/09
						10,000	(11)	93,300
						15,000	(10)	139,950
R. Scott Jones	—	—		—	—	—		—

(1)
The market value of shares of stock that have not vested was determined using the closing market price of $9.33 per share of our Common Stock on July 31, 2008.

(2)
The option was granted on November 7, 2006 and becomes exercisable as to 8,333 shares underlying the option on each of the first two anniversaries of such date and as to 8,334 shares underlying the option on the third anniversary of such date.

(3)
The option was granted on February 1, 2007 and is exercisable as to 6,667 shares underlying the option on each of the first two anniversaries of such date and as to 6,666 shares underlying the option on the third anniversary of such date.

(4)
The option was granted on May 16, 2007 and is exercisable as to 10,000 shares underlying the option on each of the remaining two anniversaries of such date.

(5)
The option was granted on November 7, 2006 and is exercisable as to 5,000 shares underlying the option on each of the remaining two anniversaries of such date.

(6)
The option was granted on November 7, 2006 and is exercisable as to 6,667 shares underlying the option on November 7, 2008 and 6,666 shares on November 7, 2009.

(7)
The restricted stock was issued on February 1, 2007 and is subject to a risk of forfeiture which lapses as to 6,667 shares of restricted stock on February 1, 2009 and 6,666 shares of restricted stock on February 1, 2010.

(8)
The restricted stock was issued on May 16, 2007 and is subject to a risk of forfeiture which lapses as to 3,333 shares of restricted stock on May 16, 2009 and May 16, 2010.

(9)
The restricted stock was issued on May 23, 2008 and is subject to a risk of forfeiture which lapses as to 7,833 shares of restricted stock on the first two anniversaries of such date and as to 7,834 shares of restricted stock on the third anniversary of such date.

(10)
The restricted stock was issued on May 23, 2008 and is subject to a risk of forfeiture which lapses as to 5,000 shares of restricted stock on each of the first three anniversaries of such date.

(11)
The restricted stock was issued on May 16, 2007 and is subject to a risk of forfeiture which lapses as to 5,000 shares of restricted stock on May 16, 2009 and May 16, 2010.

Option Exercises and Stock Vested Table

        The following table shows the number of shares acquired upon exercise of stock options and vesting of stock awards by each of our Named Executive Officers during the fiscal year ended July 31, 2008.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting (#)(2)
Andrew A. Krakauer	—	—	10,001	110,777
R. Scott Jones	—	—	28,579	390,758
Seth R. Segel	—	—	6,667	77,204
Craig A. Sheldon	29,400	167,306	6,667	77,204
Eric W. Nodiff	—	—	6,667	77,204
Roy K. Malkin	15,000	45,900	5,000	50,350

(1)
The "value realized on exercise" is the difference between the market price of the underlying security at exercise and the exercise price of the option. The value realized is for informational purposes only and does not purport to represent that such individual actually sold the underlying shares, or that the underlying shares were sold on the date of exercise. Furthermore, such value realized does not take into consideration individual income tax consequences.

(2)
The "value realized" on vesting is based on the fair market value of the underlying security on the vesting date.

Post-Termination Benefits and Change in Control

        As described above in our Compensation Discussion and Analysis, each NEO's employment agreement provides for certain benefits upon termination of employment. In August 2008, the Board of Directors, upon the recommendation of the Compensation Committee agreed that if the employment of Messrs. Krakauer, Segel, Sheldon, Nodiff or Malkin is terminated by the Company without cause, such employee will be entitled to receive as severance his base salary through July 31, 2010 notwithstanding anything less advantageous under the terms of the executives' employment agreements.

        Mr. Jones resigned as President and CEO of the Company on April 23, 2008. For purposes of his employment agreement, by agreement between Mr. Jones and the Company, such resignation was treated as a termination of employment by the Company without cause on May 22, 2008 (giving effect to a 30 day termination notice provision). Therefore, under the terms of the employment agreement, Mr. Jones was entitled to receive as severance, one year's base salary ($450,000) plus an amount equal to the bonus payable to Mr. Jones for the 2008 calendar year. Under the terms of a Separation Agreement between Mr. Jones and the Company, the parties mutually agreed to an aggregate payment of $150,000 in full satisfaction of Mr. Jones' 2008 calendar year bonus and the bonus component of his severance. In addition, following Mr. Jones' termination, a portion of the next annual installment of his stock option and restricted shares vested on a pro-rata basis through May 22, 2008.

        If any of Messrs. Krakauer, Sheldon or Nodiff elects to terminate his employment within 90 days following a change in control of the Company, he will be entitled to receive an amount equal to 150% of his base salary and bonus paid or accrued with respect to the most recently completed contract year. Furthermore, in the event of a change in control, the employment agreements of Messrs. Krakauer, Sheldon and Nodiff provide that all of their stock options will automatically vest in full and become exercisable for all of the shares thereunder. In addition, the Company's 2006 Equity Incentive Plan provides that if a Plan participant is terminated without cause during the twelve month period following a change in control, all stock options or restricted stock held by such person under will automatically vest and become fully exercisable.

        If the employment of Messrs. Krakauer, Sheldon or Nodiff is terminated due to disability or death, we will continue to pay him or his beneficiaries an amount equal to his base salary in effect at the time of termination during the three-month period immediately thereafter. If we fail to renew any such executive officer's agreement and his employment is terminated within three months of the expiration of such agreement, he will be entitled to continue receiving his base salary in effect at the time of termination for a period of six months following such termination.

        Under the employment agreements with Messrs. Krakauer, Sheldon and Nodiff, we agree to pay for three months following termination an amount equal to the monthly amount being paid by us at the time of termination to insure such executive officer and/or his spouse and dependents under any medical or dental health insurance plans then being maintained by us if the employment of such executive officer is terminated (i) due to disability or death (pursuant to the agreements with all NEOs) or (ii) by such executive officer within 90 days following a change in control of the Company.

        The agreements of each of Messrs. Krakauer and Jones, and the expired agreements of Messrs. Segel and Malkin, contain a non-competition provision applicable for two years following termination of such executive officer's term of employment under their agreement. The agreements of each of Messrs. Sheldon and Nodiff contain a non-competition provision applicable for one year following termination of such executive officer's employment. Under the agreement of each NEO, such provision does not apply if we have breached a material term or condition of such agreement.

Post-Termination Benefits and Change in Control Table

        The table below sets forth our reasonable estimate of the potential payments to each of our NEOs, in each case, assuming a termination date of July 31, 2008 if such NEO (i) is terminated due to disability, (ii) dies, (iii) is terminated in connection with a change in control of the Company, (iv) is terminated without cause or (v) is terminated within three months following the expiration of his agreement.

	Disability		Death		Change in Control			Termination without Cause		Failure to Renew
Name	Salary ($)	Continued Health Care Benefits ($)	Salary ($)	Continued Health Care Benefits ($)	Salary & Bonus ($)	Continued Health Care Benefits ($)	Acceleration of Option/Stock Awards(1) ($)	Salary & Bonus ($)	Continued Health Care Benefits ($)	Salary ($)
Andrew A. Krakauer	95,000	3,050	95,000	3,050	676,500	3,050	700,267	411,667	—	190,000
R. Scott Jones	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Seth R. Segel	81,250	3,050	81,250	3,050	574,314	3,050	354,375	81,250	—	162,500
Craig A. Sheldon	69,000	3,050	69,000	3,050	591,837	3,050	335,375	345,000	—	138,000
Eric W. Nodiff	72,352	3,050	72,352	3,050	639,938	3,050	344,875	120,586	—	144,703
Roy K. Malkin	98,567	2,019	98,567	2,019	623,240	2,019	306,250	98,567	—	197,134

(1)
Represents the unrecognized compensation cost as of July 31, 2008 related to stock and option awards granted in fiscal 2008 and prior years, as described in Statement of Financial Accounting Standards No. 123R (SFAS 123R). For a discussion of valuation assumptions, see Note 11 to our 2008 Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended July 31, 2008.

Director Compensation

        The table below summarizes the compensation paid by us to our directors (other than our former CEO) for the fiscal year ended July 31, 2008.

Name	Fees Earned or Paid in Cash ($)		Option Awards ($)(1)	All Other Compensation ($)		Total($)
Robert L. Barbanell	49,250		15,837	—		65,087
Alan R. Batkin	38,500		15,837	—		54,337
Joseph M. Cohen	27,500		15,837	—		43,337
Charles M. Diker	225,000	(3)	24,322	43,289	(2)	292,611
Mark N. Diker(4)	22,667		63,533	—		86,200
Darwin C. Dornbush, Esq.	31,500		15,837	—		47,337
George Fotiades(4)	7,000		22,068	—		29,068
Alan J. Hirschfield	33,500		14,238	—		47,738
Elizabeth McCaughey	29,250		26,125	—		55,375
Bruce Slovin	31,000		15,837	—		46,837

    (1)
    Represents the amount of compensation cost recognized by us in the fiscal year ended July 31, 2008 related to stock option awards granted in fiscal 2008 and prior years, as described in SFAS 123R. For a discussion of valuation assumptions, see Note 11 to our 2008 Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended July 31, 2008.

    (2)
    This amount includes the following amounts paid or accrued by us for the benefit of Mr. Diker in connection with his employment as the Company's Chairman: (i) $6,600 in contributions under a 401(k) plan, and (ii) $689 in term life insurance premiums. Additionally, the amount includes the reimbursement to a company affiliated with Mr. Diker for office expenses amounting to $36,000 in fiscal 2008.

    (3)
    Amount represents salary earned in fiscal 2008 in connection with Mr. Diker's employment by the Company as its Chairman.

    (4)
    Messrs. Mark N. Diker and George Fotiades were appointed to the Board of Directors during fiscal 2008.

        Non-employee directors are paid a fee of $20,000 per year and $1,000 per Board meeting attended ($2,000 for meetings longer than a half-day), plus reimbursement for expenses. In addition, the Presiding Director is paid an annual fee of $5,000, and the Chairmen of the Audit Committee, the Compensation Committee and the Nominating Committee are paid annual fees of $15,000, $10,000 ($6,000 prior to November 1, 2008) and $3,000, respectively. Each member of the Audit Committee is paid $1,000 for each meeting attended and each member of the other committees is paid $750 for each meeting attended. The Compensation Committee has approved grants under the 2006 Equity Incentive Plan to our directors (including Messrs. Diker) to receive an automatic grant of an option to purchase 1,500 shares of common stock on the last business day of our fiscal year. In addition, an option to purchase 750 shares of common stock is granted automatically on the last business day of each fiscal quarter to each non-employee director provided that the director attended any regularly scheduled meeting of the Board, if any, held during such quarter. Also, each new member of the Board is granted a stock option to purchase 15,000 shares of common stock upon the commencement of the directorship. Each of said options has a five year term and an exercise price equal to the closing price of Cantel stock on the NYSE on the date of grant.

        Mr. Diker, as our employee, is paid an annual fee of $225,000 for his services as Chairman of the Board. In addition, in May 2008, he was awarded 10,000 restricted shares and a five-year option to purchase 25,000 shares of Common Stock. The option has an exercise price of $10.50 per share, the market price of Cantel shares on the date of grant.

AUDIT COMMITTEE REPORT

        Notwithstanding any statement to the contrary in any of our previous or future filings with the Securities and Exchange Commission, this Audit Committee Report shall not be deemed "filed" with the Commission or "soliciting material" under the Exchange Act, and shall not be incorporated by reference into any such filings.

        The Audit Committee is providing this report to enable stockholders to understand how it monitors and oversees our financial reporting process. The Audit Committee operates pursuant to an Audit Committee Charter that is reviewed annually by the Audit Committee and updated as appropriate.

        This report confirms that the Audit Committee has (1) reviewed and discussed the audited financial statements for the year ended July 31, 2008 as well as the unaudited financial statements included in Quarterly Reports on Form 10-Q for each of the first three quarters of the fiscal year, with management and Cantel's independent registered public accounting firm; (2) discussed with our independent registered public accounting firm the matters required to be reviewed pursuant to the Statement on Auditing Standards No. 61 (Communications with Audit Committees); (3) reviewed the written disclosures letter from our independent registered public accounting firm as required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees); and (4) discussed with our independent registered public accounting firm their independence.

        Based upon the above review and discussions, the Audit Committee recommended to the Board that the audited financial statements for the year ended July 31, 2008 be included in our Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

Audit Committee:
Robert L. Barbanell (Chairman) Alan R. Batkin Bruce Slovin

 PROPOSAL 2

APPROVAL OF AMENDMENT TO THE
CANTEL MEDICAL CORP.
2006 EQUITY INCENTIVE PLAN

General

        At the Annual Meeting, stockholders will be asked to approve an amendment of the Cantel Medical Corp. 2006 Equity Incentive Plan (the "Plan"), which would increase the maximum number of shares of our common stock authorized for issuance under the plan by an additional 700,000 shares. This amendment was adopted, subject to stockholder approval, by the Board of Directors on October 22, 2008.

        Currently, a total of 1,000,000 shares are authorized for issuance pursuant to equity awards granted under the Plan, of which (i) an aggregate of 500,000 shares are authorized for issuance pursuant to stock options and stock appreciation rights and (ii) an aggregate of 500,000 shares are authorized for issuance pursuant to restricted stock awards and performance awards. Of these shares, options to purchase 471,750 shares and 274,079 restricted shares have previously been issued, net of cancellations, as of November 17, 2008. A total of 28,250 shares remain available for issuance pursuant to stock options and stock appreciation rights and 225,921 shares remain available for grant pursuant to restricted stock awards and performance awards during the term of the Plan. If stockholders approve this amendment, the maximum number of shares that may be issued under the Plan will increase from 1,000,000 to 1,700,000 shares, with (i) the number of shares being authorized for issuance pursuant to stock options and stock appreciation rights being increased from 500,000 to 1,200,000 and (ii) 500,000 shares remaining authorized for issuance pursuant to restricted stock awards and performance awards (inclusive of prior awards under the Plan).

        The Board of Directors believes that the Plan helps us retain and motivate eligible employees and directors and helps further align the interests of eligible employees with those of our stockholders. The Board of Directors approved the additional share authority requested under the Plan to help ensure that a sufficient reserve of common stock remains available for issuance under the Plan to allow us to continue the plan in the future.

Summary Description of the 2006 Equity Incentive Plan

        The following is a brief description of the 2006 Plan. The full text of this Plan is attached as Annex C to this Proxy Statement, and the following description is qualified in its entirety by reference to this Annex.

Administration and Duration

        The selection of employee participants in the 2006 Plan and the level of participation of each participant are determined by the Compensation Committee (the Board will make these determinations as to non-employee Directors). Each member of the Committee must be a "non-employee Director" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Code. Currently the Committee is comprised of three independent directors who are not employees of the Company. The Committee will have the authority to interpret the 2006 Plan, to establish and revise rules and regulations relating to the 2006 Plan, and to make any other determinations that it believes necessary or advisable for the administration of the 2006 Plan. Subject to the limitations set forth in the 2006 Plan, the Committee may delegate to our President or other executive officers such duties and powers as the Committee may deem advisable with respect to the designation of employees to be recipients of plan awards and the nature and size of such awards, except that no delegation may be made in the case of awards to executive officers or directors or awards intended to be qualified under Section 162(m) of the Code, or individual awards in excess of 1,500 restricted shares or 5,000 options (or aggregate awards during any fiscal quarter in excess of 5,000 restricted shares or 25,000 options).

        The 2006 Plan will terminate on November 13, 2016, unless terminated earlier by the Board of Directors.

Limit on Awards under the 2006 Plan

        The maximum number of shares as to which stock options and stock awards may be granted under the 2006 Plan is currently 1,000,000 shares, of which 500,000 shares are authorized for issuance pursuant to stock options and stock appreciation rights and 500,000 shares are authorized for issuance pursuant to restricted stock and other stock awards. We believe that equity-based long-term incentives are a necessary component of our compensation program and we have designed the plan to allow for significant flexibility. The shares delivered under the 2006 Plan are made available from authorized but unissued shares of Cantel common stock, from treasury shares, or from shares purchased in the open market or otherwise. Shares initially issued under the 2006 Plan that become subject to lapsed or cancelled awards or options will be available for further awards and options.

Eligibility

        All of our employees as well as our non-employee Directors are eligible to participate in the Plan. From time to time, the Committee, or as to non-employee Directors, the Board, will determine who will be granted awards, and the number of shares subject to such grants.

Stock Options and Stock Appreciation Rights

        The 2006 Plan permits the grant of non-qualified stock options, incentive stock options qualifying under Section 422 of the Code (ISOs) and stock appreciation rights ("SARs"). SARs permit the recipient to receive a payment measured by the increase in the fair market value of a specified number of Cantel shares from the date of grant to the date of exercise. Distributions to the recipient of a SAR may be made in common stock, in cash or in a combination of both as determined by the Committee.

        The Committee determines the terms of each stock option and SAR at the time of the grant. The exercise price of a stock option may not be less than the fair market value of the stock on the date the option is granted and the aggregate fair market value (determined as of the date the option is granted) of shares underlying ISOs that are exercisable for the first time in any calendar year may not exceed the maximum permitted under the Code (presently $100,000). Likewise, no SAR may be granted at less than the fair market value of the stock on the date the SAR is granted.

        The Committee determines the exercise period of each stock option and SAR, however, the terms of options and SARs granted under the 2006 Plan may not exceed ten years. Generally, no option or SAR may be exercised during the first year of its term or such longer period as may be specified in the option grant. However, the 2006 Plan allows the Committee to make unvested options and SARs immediately exercisable upon a change of control, upon termination of employment by the Company without cause (if provided in an employment agreement) or in its discretion. The exercise price of options is payable in cash or, if the grant provides, in common stock.

Stock Awards

        Under the 2006 Plan, the Committee may also grant stock awards, subject to specified restrictions, including but not limited to continued employment of the recipient with the Company or the achievement of one or more specific goals related to the performance of the Company, a business unit or the recipient over a specified period of time. Performance-based awards could have various performance measures such as: revenues, cost reductions, operating income, income before taxes, net income, adjusted net income, earnings per share, adjusted earnings per share, operating margins, working capital measures, return on assets, return on equity, return on invested capital, cash flow measures, market share, and/or economic value added, of the Company or one of its business units within which the recipient is primarily employed. The performance goals will be set by the Committee within the time period prescribed by, and will otherwise comply with the requirements of, Section 162(m) of the Code. Any performance goals imposed on awards granted to executive officers will be described in the Compensation Committee Report.

Termination of Service

        Unless otherwise provided by the Committee, in the event of termination of a participant's service as an employee or non-employee director for any reason other than the participant's death or disability, stock options and SARs (to the extent exercisable) will remain exercisable for a period of 90 days from such date or until the expiration of the stated term of such options or SARs, whichever period is shorter (except that in the case of termination of employment for cause, such options and SARs will immediately expire). Unless otherwise provided by the Committee, upon a participant's death, options and SARs granted to such participant will remain exercisable (to the extent exercisable) for a period of one year from such date or until the expiration of the stated term of such options or SARs, whichever period is shorter. In addition, when a non-employee director who has served as a director of the Company for at least ten years and is at least 65 years of age terminates his or her service as a director, all options and SARs granted under the 2006 Plan that are held by such director will, upon such termination, become immediately exercisable in full and remain exercisable through the original term of the award, and the restrictions on all restricted stock awards will immediately lapse such that the underlying shares will become fully vested.

Transferability

        Unless otherwise determined by the Committee, awards granted under the Plan may not be transferred except by will or the laws of descent and distribution and, during his or her lifetime, any options or other awards may be exercised only by the recipient (or legal representative).

Certain Adjustments

        In the event of any change in the number or kind of outstanding shares of our common stock by reason of a merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split, spin-off or similar transaction or any other change in corporate structure affecting Cantel shares, an appropriate adjustment will be made consistent with applicable provisions of the Code and applicable Treasury Department rulings and regulations:

  •
  in the maximum aggregate number and kind of shares available for the grant of awards under the plan;

  •
  in the number and kind of shares or the amount of cash that may be issued and delivered to plan participants upon the exercise of any award or in payment with respect to any award, that is outstanding at the time of such change; and

  •
  in the exercise or grant price per share of options or SARs subject to outstanding awards granted under the plan.

Amendment and Revocation

        The Board may amend or revoke the 2006 Plan, but may not, without prior approval of our stockholders:

  •
  increase the maximum number of shares of common stock that may be issued under the plan;

  •
  extend the term of the plan or of options granted under the plan;

  •
  change the eligibility criteria for participation in the plan;

  •
  grant options or SARs with an exercise or grant price below the fair market value of our common stock on the date of grant; or

  •
  take any other action that requires stockholder approval to comply with any tax or regulatory requirement.

Plan Benefits

        Because benefits under the 2006 Plan are determined by the Committee or the Board, in their sole discretion, it is not possible to determine the benefits that will be received by non-employee directors, executive officers and other employees under the 2006 Plan.

U.S. Tax Treatment of Options and Awards

  Incentive Stock Options

        An incentive stock option results in no taxable income to the optionee or a deduction to us at the time it is granted or exercised. However, the excess of the fair market value of the shares acquired over the option price is an item of adjustment in computing the alternative minimum taxable income of the optionee. If the optionee holds the stock received as a result of an exercise of an incentive stock option for at least two years from the date of the grant and one year from the date of exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain. If the shares are disposed of during this period, however, (i.e., a "disqualifying disposition"), then the optionee will include in income, as compensation in the year of the disposition, an amount equal to the excess, if any, of the fair market value of the shares upon exercise of the option over the option price (or, if less, the excess of the amount realized upon disposition over the option price). The excess, if any, of the sale price over the fair market value on the date of exercise will be a capital gain. In such case, we will be entitled to a deduction, in the year of such a disposition, for the amount includible in the optionee's income as compensation. The optionee's basis in the shares acquired upon exercise of an incentive stock option is equal to the option price paid, plus any amount includible in his or her income as a result of a disqualifying disposition.

  Non-Qualified Stock Options

        A non-qualified stock option results in no taxable income to the optionee or deduction to us at the time it is granted. An optionee exercising such an option will, at that time, realize taxable compensation in the amount of the difference between the option price and the then market value of the shares. Subject to the applicable provisions of the Code, a deduction for federal income tax purposes will be allowable to us in the year of exercise in an amount equal to the taxable compensation realized by the optionee.

        The optionee's basis in such shares is equal to the sum of the option price plus the amount includible in his or her income as compensation upon exercise. Any gain (or loss) upon subsequent disposition of the shares will be a long-term or short-term capital gain (or loss), depending upon the holding period of the shares.

        If a non-qualified option is exercised by tendering previously owned shares of the Company's common stock in payment of the option price, then, instead of the treatment described above, the following will apply: a number of new shares equal to the number of previously owned shares tendered will be considered to have been received in a tax-free exchange; the optionee's basis and holding period for such number of new shares will be equal to the basis and holding period of the previously owned shares exchanged. The optionee will have compensation income equal to the fair market value on the date of exercise of the number of new shares received in excess of such number of exchanged shares; the optionee's basis in such excess shares will be equal to the amount of such compensation income, and the holding period in such shares will begin on the date of exercise.

  Stock Appreciation Rights

        Generally, the recipient of a SAR will not recognize taxable income at the time the SAR is granted.

        If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the employee at the time it is received. If an employee receives the appreciation inherent in the SARs in stock, the value of the shares will be taxed as ordinary income to the employee at the time the shares are received.

        In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the exercise of a SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

  Stock Awards/ Performance Awards

        No income will be recognized at the time of grant by the recipient of a stock award or performance award if such award is subject to a substantial risk of forfeiture. Generally, at the time the substantial risk of forfeiture terminates with respect to a stock award, the then fair market value of the stock will constitute ordinary income to the employee. Alternatively, if the recipient makes a "Section 83(b)" election, the recipient will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. Subject to the applicable provisions of the Code, a deduction for federal income tax purposes will be allowable to us in an amount equal to the compensation realized by the employee.

Tax Treatment of Awards to Non-Employee Directors and to Employees Outside the United States

        The grant and exercise of options and awards under the 2006 Plan to non-employee Directors and to employees outside the United States may be taxed on a different basis.

Vote Required and Recommendation of the Board of Directors

        The Board of Directors believes that the proposed amendment to the 2006 Plan will promote the interests of the company and its stockholders and continue to enable the company to attract, retain and award persons important to its success.

The Board of Directors recommends that stockholders vote "FOR" proposal 2 to approve the amendment to the 2006 Equity Incentive Plan.

        Members of the Board of Directors of the company are eligible to participate in the Plan and thus have a personal interest in the approval of the amendment to the 2006 Plan.

 PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        The firm of Ernst & Young LLP has audited our financial statements for the last nineteen years. In addition to retaining Ernst & Young LLP to audit our consolidated financial statements for the fiscal year ended July 31, 2008, we retained Ernst & Young LLP to provide tax and other advisory services in the fiscal year ended July 31, 2008, and expect to continue to do so in the future.

Auditor Fees

        The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q ("Audit Fees") for fiscals 2008 and 2007, and fees billed for other services rendered by Ernst & Young LLP.

	2008	2007
Audit Fees(1)	$1,147,500	$1,145,250
Audit Related Fees(2)(3)	68,350	82,700
Tax Fees(3)(4)	31,312	300,705

Total	$1,247,162	$1,528,655

    (1)
    Audit fees for fiscals 2008 and 2007 related to (i) the audits of the annual consolidated financial statements, (ii) reviews of the quarterly financial statements, and (iii) the audits of the effectiveness of internal controls over our financial reporting as required by Section 404 of the Sarbanes-Oxley Act.

    (2)
    Audit related fees for fiscals 2008 and 2007 consisted principally of fees related to SEC filings primarily related to the 2006 Equity Incentive Plan in fiscal 2007, as well as annual fees related to a statutory audit of our Netherlands subsidiary and the audit of a benefit plan.

    (3)
    The Audit Committee has determined that the provision of all non-audit services performed for us by Ernst & Young LLP is compatible with maintaining that firm's independence.

    (4)
    Tax fees consisted primarily of services related to international tax compliance in fiscal 2008 and federal, state and international tax compliance in fiscal 2007, most of which primarily related to the preparation of our fiscal 2006 income tax return.

        The Audit Committee has a written preapproval policy. However, as a matter of practice, prior to engaging Ernst & Young LLP for any services, we generally obtain the prior approval of the Audit Committee, even if not required under the terms of the policy. In 2008, all of the audit fees, audit-related fees and tax fees were approved in accordance with the preapproval policy.

The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.

 MISCELLANEOUS

Annual Report

        Cantel's 2008 Annual Report is being mailed to stockholders contemporaneously with this Proxy Statement.

Form 10-K

        UPON THE WRITTEN REQUEST OF A RECORD HOLDER OR BENEFICIAL OWNER OF COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING, WE WILL PROVIDE WITHOUT CHARGE A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JULY 31, 2008, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULE, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS SHOULD BE MAILED TO MS. JOANNA ZISA ALBRECHT, CANTEL MEDICAL CORP., 150 CLOVE ROAD, LITTLE FALLS, NJ 07424. OUR ANNUAL REPORT ON FORM 10-K IS ALSO AVAILABLE THROUGH OUR WEBSITE AT WWW.CANTELMEDICAL.COM.

Proposals of Stockholders; Stockholder Business

        The deadline for submitting a stockholder proposal for inclusion in the proxy materials for our 2009 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Exchange Act is July 28, 2009. Under our By-laws, certain procedures are provided that a stockholder must follow to nominate persons for election as directors or to introduce an item of business at an Annual Meeting of Stockholders without inclusion in our proxy materials. These procedures provide that stockholders wishing to submit proposals or director nominations at the 2009 Annual Meeting of Stockholders that are not to be included in such proxy materials must do so by not later than the close of business on the 60th day and not earlier than the close of business on the 90th day prior to the first anniversary of the 2008 Annual Meeting of Stockholders (no earlier than October 10, 2009 and no later than November 10, 2009, as currently scheduled); provided, however, that in the event that the date of the 2009 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to the such annual meeting or the 10th day following the day on which public announcement of the date of the meeting is first made by us. Stockholders wishing to submit any such proposal are also advised to review Rule 14a-8 under the Exchange Act and our By-laws.

Your vote is important. We urge you to vote by mail, by telephone, or on the Internet without delay.

Eric W. Nodiff Corporate Secretary
Dated: November 25, 2008

 Annex A

Director Qualification Standards

        A majority of the members of the Board and all of the members of the Audit Committee, the Compensation Committee and the Nominating Committee must qualify as independent directors in accordance with the applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder and the applicable rules of the NYSE.

        To assist it in making its determination regarding independence, the Board will consider, at a minimum, the following categorical standards:

  •
  No Director who is an employee or a former employee of the Company will be considered "independent" until three years after the employment has ended.

  •
  No Director will be considered independent who receives more than $100,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service) until three years after he ceases to receive more than $100,000 per year in such compensation.

  •
  No Director who is, or in the past three years has been, affiliated with or employed by a present or former auditor of the Company or an affiliate will be considered "independent" until three years after the end of either the affiliation or the auditing relationship.

  •
  No Director who is, or in the past three years has been, part of an interlocking directorate in which an executive officer of the Company serves on the compensation committee of another company that currently employs the Director will be considered "independent."

  •
  Directors with immediate family members in any of the above categories will not be considered "independent" until the expiration of the relevant three-year period; provided, however, that employment of a family member of a Director in a non-officer position will not preclude a determination that the Director is independent.

  •
  No Director who during the prior three years was an executive officer or an employee, or whose immediate family member was an executive officer, of a company that made payments to, or received payments from the Company for property or services in an amount which, in any single fiscal year, exceeded the greater of $1,000,000 or 2% of such other company's consolidated gross assets.

 Annex B

CANTEL MEDICAL CORP.

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
(Revised as of October 22, 2008)

I.     PURPOSE AND FUNCTION

        The purposes of the Audit Committee (the "Committee") are to assist the Board in fulfilling its oversight responsibilities with respect to (1) the quality and integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements, (3) the independent registered public accounting firm's qualifications and independence, and (4) the performance of the Company's internal audit function and independent registered public accounting firm.

        The Committee will assist the Board of Directors in fulfilling said oversight responsibilities by:

  1.
  Appointing, retaining (or terminating) and overseeing the work of the independent registered public accounting firm, including:

  (a)
  Approving the compensation of the independent registered public accounting firm;

  (b)
  Providing an open avenue of communication between the independent registered public accounting firm and the Board; and

  (c)
  Reviewing and appraising with management the performance of the Company's independent registered public accounting firm.

  2.
  Providing direction to the Director of Internal Audit on a regular basis, with the primary finance and accounting executives of the Company providing day to day tactical direction to the Director of Internal Audit, both in line with the purpose and intent of this dual reporting structure. Approving compensation of the Director of Internal Audit.

  3.
  Assessing the quality and integrity of financial reports and other financial and related information released by the Company to the public, or in certain circumstances governmental bodies.

  4.
  Reviewing the Company's accounting and financial reporting processes, including

  (a)
  Reviewing the Company's system of internal controls regarding finance and accounting;

  (b)
  Reviewing the Company's processes for monitoring business conduct and ethics and legal compliance that management and the Board have established in connection with such matters; and

  (c)
  Receiving and investigating notices of financial improprieties.

        The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities. It shall have direct access to the independent registered public accounting firm as well as anyone in the Company as deemed necessary by the Committee. The Committee has the authority to retain, at the Company's expense, special legal, accounting, or other experts, consultants and advisors it deems necessary in the performance of its duties.

        The Committee should have a clear understanding with the independent registered public accounting firm that they must maintain an open and transparent relationship with the Committee, that the ultimate accountability of the independent registered public accounting firm is to the Committee and that the independent registered public accounting firm must report directly to the Committee. The Committee shall make regular reports to the Board concerning its activities.

        The Company shall provide the Committee with appropriate funding, as determined by the Committee, (i) to compensate the independent registered public accounting firm engaged for purposes of rendering an audit report or related work or performing other audit, review or attest services, (ii) to compensate any experts, consultants or advisors engaged by the Committee, and (iii) for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

        The Committee shall give prompt notice to the Company's Chief Financial Officer of all expenditures by the Committee.

II.    COMMITTEE COMPOSITION

        The Committee shall be comprised of three or more directors, each of whom shall meet the independence requirements of the Securities and Exchange Commission ("SEC") and the New York Stock Exchange ("NYSE"). No member of the Committee, other than in his capacity as a member of the Board or a committee, shall (i) accept any consulting, advisory or other fee from the Company or any subsidiary of the Company or (ii) be an affiliated person of the Company or any subsidiary of the Company. No Committee member shall serve simultaneously on the audit committees of more than two other public companies without the consent of the Board of Directors. Such consent may be given by the Board only if it determines that such simultaneous service will not impair the ability of such member to effectively serve on the Company's Audit Committee.

        All members of the Committee shall meet the expertise requirements of the SEC and the NYSE. All members shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall qualify as an "audit committee financial expert" under the Sarbanes Oxley Act of 2002.

        The members of the Committee shall be elected or reappointed by the Board annually for a one year term. A Chairman shall be appointed by the Board.

III.  MEETINGS

        The Committee will meet with management and the independent registered public accounting firm at least quarterly and additionally as members of the Committee determine to be necessary and appropriate. Scheduled meetings of the Committee are (a) to review and approve the scope and fees of the annual audit to be performed by the Company's independent registered public accounting firm; (b) to review and discuss the results of the audit and the Company's 10-K report, prior to its filing; and (c) to meet with the independent registered public accounting firm and senior management periodically to review the Company's financial statements, 10-Q reports and other relevant interim reports before release and/or filing. The Committee shall meet periodically with management, the internal auditors (or other personnel responsible for the internal audit function) and the independent registered public accounting firm in separate executive sessions.

IV.   RESPONSIBILITIES AND DUTIES

        To fulfill its responsibilities and duties the Committee shall:

Documents/Reports Review

  1.
  Review with financial management and the independent registered public accounting firm, prior to filing, the Company's annual financial statements, quarterly financial statements, the 10-K and 10-Q reports and other reports, earnings releases and other financial and related information released to the public, or in certain circumstances governmental bodies, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and any certification, report, opinion or review rendered by the independent registered public accounting firm.

  2.
  Review with management and the external auditors the results of the audit, including any difficulties encountered. This review will include any restrictions on the scope of the independent registered public accounting firm's activities or on access to requested information, and any significant disagreements with management.

  3.
  Review with the independent registered public accounting firm and senior management the recommendations of the independent registered public accounting firm included in their management letter, if any, and their informal observations regarding the adequacy of overall financial and accounting procedures of the Company.

  4.
  Review and discuss with management all Section 302 and 906 certifications and Section 404 internal control reports (including the attestation of the independent registered public accounting firm) required by the Sarbanes Oxley Act of 2002.

  5.
  Review disclosures made by the Chief Executive Officer and the Chief Financial Officer during the Forms 10-K and 10-Q certification process about significant deficiencies in the design and operation of internal controls or any fraud that involves management or other employees who have a significant role in the Company.

Independent Registered Public Accounting Firm

  6.
  Appoint, retain (or terminate) and oversee the independent registered public accounting firm. Although the Committee has the sole authority to select the independent registered public accounting firm, the Committee shall recommend that the Board ask the Company's shareholders, at their annual meeting, to ratify the Committee's selection of the independent registered public accounting firm. The Committee shall also approve the compensation of the independent registered public accounting firm.

  7.
  At least annually, obtain and review a formal written statement from the independent registered public accounting firm describing:

    •
    the firm's internal quality-control procedures; and

    •
    any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

  8.
  In the context of the Audit Committee's evaluation of the independent registered public accounting firm:

    •
    take into account the opinions of management and the internal auditor;

    •
    assess the external auditor's independence, including ascertaining any relationships or services that may impair the objectivity and independence of the independent registered public accounting firm;

    •
    evaluate the lead partner;

    •
    confirm that no audit partner who provides services to the Company earns or receives compensation from the independent registered public accounting firm based on the audit partner procuring engagements with the Company for services or products other than audit, review or attest services; and

    •
    present its conclusions with respect to the external auditor to the full Board.

  9.
  Meet with the independent registered public accounting firm prior to the audit to review the planning and staffing of the audit.

  10.
  In addition to approving the engagement of the independent registered public accounting firm to audit the Company's consolidated financial statements, approve all use of the Company's independent registered public accounting firm for non-audit services, other than prohibited non-audit services as specified in Section 10A(g) of the Securities Exchange Act of 1934, as amended. Audit and non-audit services must be approved either (a) explicitly in advance or (b) pursuant to a pre-approval policy established by the Committee that is detailed as to the services that may be pre-approved, does not permit delegation of approval authority to the Company's management, and requires management to inform the Committee of each service approved and performed under the policy.

  11.
  The Committee shall discuss the results of the annual audit with the independent registered public accounting firm. It shall review and discuss with the independent registered public accounting firm reports and analyses from the independent registered public accounting firm concerning: (a) all critical accounting policies and practices used by the Company, (b) significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including all alternative treatments of financial information within generally accepted accounting principles ("GAAP") that have been discussed with management, the ramifications of the use of the alternative disclosures and treatments, and the treatment preferred by the independent registered public accounting firm, (c) significant issues regarding accounting principles and estimates, (d) off-balance sheet items, (e) related party transactions, and (f) any other material written communications between the independent registered public accounting firm and management. In addition, the Committee shall discuss certain matters required to be communicated by the independent registered public accounting firm to the Committee in accordance with generally accepted auditing standards.

  12.
  Ensure that the lead audit partner assigned by the Company's independent registered public accounting firm to the Company, as well as the reviewing or concurring audit partner and the other audit engagement team partners, shall be rotated in accordance with the rules and regulations of the SEC.

  13.
  Annually consult with the independent registered public accounting firm out of the presence of management about the integrity of internal controls, the fullness and accuracy of the Company's financial statements, and such other matters as the Committee deems necessary and appropriate.

  14.
  Establish clear hiring policies for employees and former employees of the independent registered public accounting firm.

Financial Reporting Process

  15.
  Review the integrity of the Company's financial reporting process, both internal and external.

  16.
  Regularly review separately with management and the independent registered public accounting firm any significant audit problems or difficulties encountered during the course of the audit or in connection with the preparation of the financial statements, and management's response, including any restrictions on the scope of work or access to required information, any significant disagreements with management, and a discussion of the responsibilities, budget and staffing of the Company's internal audit function.

Ethical and Legal Compliance

  17.
  Review with the Company's counsel legal compliance matters, including the Company's Securities Trading Policy and Code of Business Conduct and Ethics.

  18.
  Review with the Company's counsel any legal matter that could have a significant impact on the Company's financial statements.

Other Committee Responsibilities

  19.
  Regularly report to the Board about Committee activities and issues that arise with respect to quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the company's independent registered public accounting firm, and the performance of the internal audit function.

  20.
  Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, and auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding such matters, consistent with the Company's Code of Business Conduct and Ethics.

  21.
  Annually prepare a report to shareholders as and to the extent required by SEC rules and regulations. The report should be included in the Company's annual proxy statement to the extent required by applicable SEC rules and regulations.

  22.
  Discuss with management the Company's policies and procedures with respect to enterprise risk assessment and risk management.

  23.
  Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

  24.
  Ensure that minutes of each meeting are prepared and distributed to all members of the Board and provide periodic summary reports to the Board. The permanent file of the minutes will be maintained by the Secretary of the Company.

  25.
  Review and update this Charter periodically, as conditions dictate. The Charter should be submitted to the Board for approval and published as required by SEC regulations.

  26.
  Evaluate the Committee's performance at least annually.

        While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with GAAP. This is the responsibility of management and the independent registered public accounting firm. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent registered public accounting firm or to assure compliance with laws and regulations.

 Annex C

CANTEL MEDICAL CORP.
2006 EQUITY INCENTIVE PLAN
(As amended)

        1.    Purpose.    The purpose of the Cantel Medical Corp. 2006 Equity Incentive Plan ("the Plan") is to attract and retain employees and Directors of the Company and its Subsidiaries, and to provide such persons incentives and rewards for performance, by making available to them stock options and other awards. It is believed that these increased incentives and rewards stimulate the efforts of employees and non-employee Directors towards the continued success of the Company and its Subsidiaries.

        2.    Definitions.    As used in the Plan, the following terms shall have the meanings set forth below:

        "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Award, or any other right, interest or option relating to Shares granted pursuant to the provisions of the Plan.

        "Award Agreement" means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

        "Board" means the Board of Directors of the Company.

        "Cause" means, unless otherwise provided in a particular Award Agreement, "cause" as defined in any employment or severance agreement the Participant may have with the Company or a Subsidiary or, if no such agreement exists, (a) commission of any criminal act; (b) engaging in any act involving dishonesty or moral turpitude; (c) material violation of the Company's or any of its Subsidiaries' written policies; (e) serious neglect or misconduct in the performance of the Participant's duties for the Company or any of its Subsidiaries or willful or repeated failure or refusal to perform such duties; in each case as determined by the Committee in its sole discretion, which determination will be final, binding and conclusive.

        "Change in Control" means the occurrence of any of the following events: (i) at any time after the Effective Date at least a majority of the Board shall cease to consist of "Continuing Directors" (meaning directors of the Company who either were directors on the Effective Date or who subsequently became directors and whose election, or nomination for election by the Company's stockholders, was approved by a majority of the then Continuing Directors); or (ii) any "person" or "group" (as determined for purposes of Section 13(d)(3) of the Exchange Act, except any majority-owned subsidiary of the Company or any employee benefit plan of the Company or any trust thereunder, shall have acquired "beneficial ownership" (as determined for purposes of Securities and Exchange Commission ("SEC") Regulation 13d-3) of Shares having 40% or more of the voting power of all outstanding Shares, unless such acquisition is approved by a majority of the directors of the Company in office immediately preceding such acquisition; or (iii) a merger or consolidation occurs to which the Company is a party, in which outstanding Shares are converted into shares of another company (other than a conversion into shares of voting common stock of the successor corporation or a holding company thereof representing 80% of the voting power of all capital stock thereof outstanding immediately after the merger or consolidation) or other securities (of either the Company or another company) or cash or other property; or (iv) the sale of all, or substantially all, of the Company's assets occurs; or (v) the stockholders of the Company approve a plan of complete liquidation of the Company.

        "Change in Control Price" means, with respect to a Share, the average per share closing sales price of a Share (rounded to four decimal places), as reported on the New York Stock Exchange

Consolidated Tape, over the ten consecutive trading day period prior to and including the date of a Change in Control; provided, however, that in the case of Incentive Stock Options, Change in Control Price shall be the Fair Market Value of such Share on the date such Incentive Stock Option is exercised or deemed exercised pursuant to Section 10(b). To the extent the consideration paid in any such transaction described above consists in full or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Board.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

        "Committee" means the Compensation and Stock Option Committee of the Board or such other person(s) or committee to whom it has delegated any authority, as may be appropriate. A person may serve on the Compensation Committee only if he or she (i) is a "Non-employee Director" for purposes of Rule 16b-3 under the Exchange Act, and (ii) satisfies the requirements of an "outside director" for purposes of Section 162(m) of the Code.

        "Company" means Cantel Medical Corp., a Delaware corporation.

        "Covered Employee" means a "covered employee" within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

        "Disability" means a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

        "Director" means a member of the Board.

        "Effective Date" means November 14, 2006, the date this Plan is effective.

        "Employee" means any employee of the Company or any Subsidiary. For any and all purposes under this Plan, the term "Employee" shall not include a person hired as an independent contractor, leased employee, consultant or a person otherwise designated by the Committee, the Company or a Subsidiary at the time of hire as not eligible to participate in or receive benefits under the Plan or not on the payroll, even if such ineligible person is subsequently determined to be a common law employee of the Company or a Subsidiary or otherwise an employee by any governmental or judicial authority. Unless otherwise determined by the Committee in its sole discretion, for purposes of the Plan, an Employee shall be considered to have terminated employment or services and to have ceased to be an Employee if his or her employer ceases to be a Subsidiary, even if he or she continues to be employed by such employer.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Fair Market Value" means, with respect to Shares, as of any date, the closing sales price for the Shares as reported on the New York Stock Exchange Consolidated Tape for that date or, if no closing price is reported for that date, the closing sales price on the next preceding date for which such prices were reported, unless otherwise determined by the Committee.

        "Incentive Stock Option" means an Option granted under Section 6 that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

        "Nonqualified Stock Option" means either an Option granted under Section 6 that is not intended to be an Incentive Stock Option or an Incentive Stock Option that has been disqualified.

        "Option" means any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

        "Participant" means an Employee or a non-employee member of the Board who is selected by the Committee or the Board from time to time in their sole discretion to receive an Award under the Plan.

        "Performance Award" means any Award of Performance Shares granted pursuant to Section 9.

        "Performance Period" means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

        "Performance Share" means any grant pursuant to Section 9 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

        "Person" means any individual, corporation, partnership, association, limited liability company, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.

        "Restricted Stock" means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including, without limitation, any restriction on the right to vote such Share and the right to receive any cash dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

        "Restricted Stock Award" means an award of Restricted Stock under Section 8.

        "Shares" means the shares of common stock of the Company.

        "Stock Appreciation Right" means any right granted to a Participant pursuant to Section 7 to receive, upon exercise by the Participant, the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the right on the date of grant. Any payment by the Company in respect of such right may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine.

        "Subsidiary" means a corporation, company or other entity in which the Company beneficially owns, directly or indirectly, at least 50 percent of the total combined voting stock or voting power.

        "Substitute Awards" means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or with which the Company combines.

3. Administration.

        (a) The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to (a) select the Employees of the Company and its Subsidiaries to whom Awards may from time to time be granted hereunder; (b) determine the type or types of Award to be granted to each Participant hereunder; (c) determine the number of Shares to be covered by or relating to each Award granted hereunder; (d) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (e) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property or canceled or suspended; (f) determine whether, to what extent, and under what circumstances payment of cash, Shares and other property payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant; (g) interpret and administer the Plan and any instrument or agreement entered into under the Plan; (h) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the

Plan; and (i) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan. The decisions of the Committee shall be final, conclusive and binding with respect to the interpretation and administration of the Plan and any grant made under it. The Committee shall make, in its sole discretion, all determinations arising in the administration, construction or interpretation of the Plan and Awards under the Plan, including the right to construe disputed or doubtful Plan or Award terms and provisions, and any such determination shall be conclusive and binding on all persons, except as otherwise provided by law. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

        (b) Except as provided in Section 12, the Committee shall be authorized to make adjustments in Performance Award criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect. In the event that the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of or combination with another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

        (c) The Committee shall have the right, from time to time, to delegate to the Chief Executive Officer or one or more other officers of the Company such duties or powers as the Committee may deem advisable with respect to the designation of employees to be recipients of Awards and the nature and size of any such Awards, subject to the requirements of Section 157(c) of the Delaware General Corporation Law (or any successor provision) and such other limitations as the Committee shall determine; provided, however, that (i) in no event shall any such delegation of authority be permitted with respect to Awards to any members of the Board or to any other person who is subject to Rule 16b-3 under the Exchange Act or Section 162(m) of the Code and (ii) the resolution providing for such authorization sets forth the extent and limitations of such authority, including without limitation the maximum size of Awards and number of Awards that can be approved by the delegatee(s) in any fiscal quarter. The Committee shall also be permitted to delegate, to any appropriate officer or employee of the Company, responsibility for performing certain ministerial and administrative functions under the Plan. In the event that the Committee's authority is delegated to officers or employees in accordance with the foregoing, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer or employee for such purpose. Any action undertaken in accordance with the Committee's delegation of authority hereunder shall have the same force and effect as if such action was undertaken directly by the Committee and shall be deemed for all purposes of the Plan to have been taken by the Committee.

        (d) Notwithstanding the foregoing to the contrary, any Awards or formula for granting Awards under the Plan made to Non-Employee Directors shall be approved by the Board. With respect to awards to such directors, all rights, powers and authorities vested in the Committee under the Plan shall instead be exercised by the Board, and all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to the Board for such purpose.

        (e) The terms and conditions of all Awards granted pursuant to the Plan, including the grant date, shall be approved in writing by the Board, Committee or Chief Executive Officer (or other permitted delegate), as the case may be. The grant date for an Award shall be on or after, but never earlier then, the date of such written approval. In no event shall the grant date for an Award be changed after such approval.

4. Shares Subject to the Plan.

        (a) Subject to adjustment as provided in Section 4(c), a total of one million seven hundred thousand (1,700,000) Shares shall be authorized for issuance pursuant to Awards granted under the Plan, of which (i) an aggregate of one million two hundred thousand (1,200,000) Shares are authorized for issuance pursuant to Options and Stock Appreciation Rights and (ii) an aggregate of five hundred thousand (500,000) Shares are authorized for issuance pursuant to Restricted Stock Awards and Performance Awards.

        (b) Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares purchased in the open market or otherwise.

        (c) In the event of any change in the Shares by reason of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split, spin-off or similar transaction or any other change in corporate structure affecting the Shares, (i) the maximum aggregate number and kind of shares specified herein as available for the grant of Awards, (ii) the number and kind of shares or the amount of cash or other property that may be issued and delivered to Participants upon the exercise of any Award or in payment with respect to any Award, that is outstanding at the time of such change, (iii) the exercise or grant price per share of Options or Stock Appreciation Rights subject to outstanding Awards granted under the Plan, shall be correspondingly adjusted so as to prevent substantial dilution or enlargement of the rights granted to, or available for, the Participants hereunder. Such adjustment shall be automatic in the case of stock dividends, stock splits, reverse stock splits and other transactions where the requisite adjustment is readily ascertainable such that the Participant's proportionate interest in the Company or in the cash, Shares or other property issuable under an Award shall be maintained to the same extent, as near as may be practicable, as immediately before the occurrence of any such event. In all other cases, the adjustment shall be made in such manner as the Compensation Committee, in its sole discretion, may deem equitable to achieve the above stated purpose as near as may be practicable; provided, however, that the number of Shares subject to any Award shall always be a whole number and further provided that in no event may any change be made to an Incentive Stock Option that would constitute a "modification" within the meaning of Section 424(h)(3) of the Code.

        (d) Any Shares that are not purchased or awarded under an Award that has terminated or lapsed, either by its terms or pursuant to the exercise (in whole or in part) of an Award granted under the Plan, may be used for the further grant of Awards.

        5.    Eligibility.    Any Employee or non-employee Director shall be eligible to be selected as a Participant; provided, however, that Incentive Stock Options shall only be awarded to Employees of the Company, or a parent or subsidiary, within the meaning of Section 422 of the Code. Notwithstanding any provision in this Plan to the contrary, the Board shall have the authority, in its sole and absolute discretion, to select non-employee members of the Board as Participants who are eligible to receive Awards other than Incentive Stock Options under the Plan. The Board shall set the terms of any such Awards in its sole and absolute discretion, and the Board shall be responsible for administering and construing such Awards in substantially the same manner that the Committee administers and construes Awards to Employees.

        6.    Stock Options.    Options may be granted hereunder to any Participant, either alone or in addition to other Awards granted under the Plan and shall be subject to the following terms and conditions:

        (a) Exercise Price. The exercise price per Share shall be not less than the Fair Market Value of the Shares on the date the Option is granted.

        (b) Number of Shares. The Option shall state the number of Shares covered thereby.

        (c) Exercise of Option. Unless otherwise determined by the Committee, an Option will be deemed exercised by the optionee, or in the event of death, an option shall be deemed exercised by the estate of the optionee, or by a person who acquired the right to exercise such option by bequest or inheritance or otherwise by reason of the death of the optionee, upon delivery of (i) a notice of exercise to the Company or its representative, or by using other methods of notice as the Committee shall adopt, and (ii) accompanying payment of the exercise price in accordance with any restrictions as the Committee shall adopt. The notice of exercise, once delivered, shall be irrevocable.

        (d) Term of Option. The Committee shall determine the option exercise period of each Option. The period for Options shall not exceed ten years from the grant date.

        (e) First Exercisable Date. Subject to Sections 10 and 13(b), no Option may be exercised during the first year of its term or such longer period as may be specified in the Option; provided, however, that the Committee may in its discretion make any Options that are not yet exercisable immediately exercisable; and further provided, however, that the Committee may in its discretion permit "pro rata" accelerated vesting of an Option based on the number of days the Participant was employed by the Company or Subsidiary during the one year period following such issuance date.

        (f) Termination of Option. Subject to Section 13 below, all Options shall terminate upon their expiration, their surrender, upon breach by the optionee of any provisions of the Option, or in accordance with any other rules and procedures incorporated into the terms and conditions governing the Options as the Committee shall deem advisable or appropriate.

        (g) Incorporation by Reference. The Option shall contain a provision that all the applicable terms and conditions of this Plan are incorporated by reference therein.

        (h) Deferred Payment. To the extent permitted by law, any Option may provide for deferred payment of the exercise price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the shares to which such exercise relates. If any such deferral is to be permitted by the Committee, the Committee shall establish rules and procedures relating to such deferral in a manner intended to comply with the requirements of Section 409A of the Code, including, without limitation, the time when an election to defer may be made, the time period of the deferral and the events that would result in payment of the deferred amount, the interest or other earnings attributable to the deferral and the method of funding, if any, attributable to the deferred amount.

        (i) Other Provisions. The Option shall also be subject to such other terms and conditions as the Committee shall deem advisable or appropriate, consistent with the provisions of the Plan as herein set forth. In addition, Incentive Stock Options shall contain such other provisions as may be necessary to meet the requirements of the Code and the Treasury Department rulings and regulations issued thereunder with respect to Incentive Stock Options.

        7.    Stock Appreciation Rights.    Stock Appreciation Rights may be granted hereunder to any Participant either alone or in addition to other Awards granted under the Plan. The provisions of Stock Appreciation Rights need not be the same with respect to each recipient. The Committee may impose such terms and conditions or restrictions on the exercise of any Stock Appreciation Right, as it shall deem advisable or appropriate; provided that a Stock Appreciation Right shall not have a grant price less than Fair Market Value of a Share on the date of grant or a term of greater than ten years.

8. Restricted Stock.

        (a) Issuance. A Restricted Stock Award shall be subject to restrictions imposed by the Committee at the time of grant for a period of time specified by the Committee (the "Restriction Period"). Restricted Stock Awards may be issued hereunder to Participants for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. Any Restricted Stock grant shall also be subject to such other terms and conditions as the Committee shall deem advisable or appropriate, consistent with the provisions of the Plan as herein set forth.

        (b) Registration. Any Restricted Stock issued hereunder may be evidenced in such manner, as the Committee, in its sole discretion, shall deem appropriate, including, without limitation, book entry registration or issuance of a stock certificate or certificates. In the event any stock certificates are issued in respect of Shares of Restricted Stock awarded under the Plan, such certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award.

        (c) First Year Restriction. Subject to Sections 10 and 13(b), Shares of Restricted Stock awarded to a Participant shall be subject to forfeiture if the employment or service of such Participant is terminated for any reason within one year following the issuance date of such Restricted Stock or such longer period as may be specified in the Restricted Stock Award; provided, however, that the Committee may in its discretion permit "pro rata" accelerated vesting of a Restricted Stock Award based on the number of days the Participant was employed by the Company or Subsidiary during the one year period following such issuance date. In addition, subject to the foregoing, Restricted Stock Awards shall vest no more favorably than ratably (1/3, 1/3, 1/3) over three years commencing from the grant date.

        9.    Performance Awards.    Performance Awards may be paid in cash, Shares, other property, or any combination thereof, and may be subject to such other terms and conditions as the Committee shall deem advisable or appropriate, consistent with the provisions of the Plan as set forth, in the sole discretion of the Committee at the time of payment. Each grant of Performance Shares will specify the performance goals which, if achieved, will result in payment or early payment of the award, and each grant may specify in respect of such specified performance goals a level or levels of achievement and will set forth a formula for determining the number of Performance Shares that will be earned if performance is at or above the minimum level or levels, but falls short of full achievement of the specified performance goal. The performance levels to be achieved for each Performance Period and the amount of the Performance Shares to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis. The Committee may designate whether any Performance Award, either alone or in addition to other Awards granted under the Plan, being granted to any Employee is intended to be "performance-based compensation" as that term is used in Section 162(m) of the Code. Any such awards designated to be "performance-based compensation" shall be conditioned on the achievement of one or more performance measures, to the extent required by Code Section 162(m), and shall be issued in accordance with Section 12.

        Subject to Section 10, Performance Shares awarded to an Employee shall be subject to forfeiture if the employment of such Participant is terminated for any reason within one year following the issuance date of such Performance Shares or such longer period as may be specified in the Performance Award; provided, however, that the Committee may in its discretion permit (i) "pro rata" accelerated vesting of a Performance Award based on the number of days the Participant was employed by the Company or Subsidiary during the one year period following such issuance date.

10. Change In Control Provisions.

        (a) Unless the Committee or Board shall determine otherwise at the time of grant with respect to a particular Award, and notwithstanding any other provision of the Plan to the contrary, in the event a

Participant's employment or service is involuntarily terminated without cause (as determined by the Committee or Board in its sole discretion) during the 12-month period following a Change in Control:

          (i)    any Options and Stock Appreciation Rights outstanding, and which are not then exercisable and vested, shall become immediately fully vested and exercisable;

          (ii)   the restrictions and deferral limitations applicable to any Restricted Stock shall lapse, and such Restricted Stock shall immediately become free of all restrictions and limitations and become fully vested and transferable to the full extent of the original grant; and

          (iii)  all Performance Awards shall be considered to be earned and payable in full, based on the applicable performance criteria or, if not determinable, at the target level and any deferral or other restriction shall lapse and such Performance Awards shall be immediately settled or distributed.

        (b) Change in Control Cash Out. Notwithstanding any other provision of the Plan, in the event of a Change in Control the Committee or Board may, in its discretion, provide that each or any Award outstanding at the time of the Change in Control shall, upon the occurrence of a Change in Control, be cancelled in exchange for a cash payment to be made within 30 days of the Change in Control in an amount equal to (i) with respect to an Option or Stock Appreciation Right, the amount by which the Change in Control Price per Share exceeds the exercise or grant price per Share under the Option or Stock Appreciation Right (the "spread") multiplied by the number of Shares granted under the Option or Stock Appreciation Right and (ii) with respect to Restricted Stock Awards and Performance Awards, an amount equal to the Change in Control Price multiplied by the number of Shares issuable under the Restricted Stock Award or Performance Award, as the case may be.

11. Compliance with Section 409A of the Code.

        (a) To the extent applicable, it is intended that this Plan and any grants made hereunder comply with the provisions of Section 409A of the Code. This Plan and any grants made hereunder shall be administrated in a manner consistent with this intent, and any provision that would cause this Plan or any grant made hereunder to fail to satisfy Section 409A of the Code shall have no force and effect unless and until amended to comply with Section 409A of the Code (which amendment may be retroactive to the extent permitted by Section 409A of the Code and may be made by the Board without the consent of Participants). Any reference in this Plan to Section 409A of the Code will also include any proposed, temporary or final regulations, or any other guidance, promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

        (b) In order to determine for purposes of Section 409A of the Code whether a Participant is in the service of a member of the Company's controlled group of corporations under Section 414(b) of the Code (or by a member of a group of trades or businesses under common control with the Company under Section 414(c) of the Code) and, therefore, whether the Common Shares that are or have been purchased by or awarded under this Plan to the Participant are shares of "service recipient" stock within the meaning of Section 409A of the Code:

          (i)    In applying Code Section 1563(a)(1), (2) and (3) for purposes of determining the Company's controlled group under Section 414(b) of the Code, the language "at least 50 percent" is to be used instead of "at least 80 percent" each place it appears in Code Section 1563(a)(1), (2) and (3), and

          (ii)   In applying Treasury Regulation Section 1.414(c)-2 for purposes of determining trades or businesses under common control with the Company for purposes of Section 414(c) of the Code, the language "at least 50 percent" is to be used instead of "at least 80 percent" each place it appears in Treasury Regulation Section 1.414(c)-2.

12. Code Section 162(M) Provisions.

        (a) Notwithstanding any other provision of the Plan if the Committee determines at the time, a Performance Award is granted to a Participant who is then an officer that such Participant is, or is likely to be as of the end of the tax year in which the Company would ordinarily claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Section 12 is applicable to such Award.

        (b) If a Performance Award is subject to this Section 12, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: revenues, cost reductions, operating income, income before taxes, net income, adjusted net income, earnings per share, adjusted earnings per share, operating margins, working capital measures, return on assets, return on equity, return on invested capital, cash flow measures, market share, shareholder return or economic value added of the Company or the Subsidiary or division of the Company for or within which the Participant is primarily employed. Such performance goals also may be based on the achievement of specified levels of Company performance (or performance of an applicable Subsidiary) under one or more of the measures described above relative to the performance of other corporations. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.

        (c) Notwithstanding any provision of the Plan other than Section 10, with respect to any Performance Award that is subject to this Section 12, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Participant, or under such other conditions where such waiver will not jeopardize the treatment of other Awards under this Section as "performance-based compensation" under Section 162(m) of the Code.

        (d) The Committee shall have the power to impose such other restrictions on Awards subject to this Section 12 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

13. Termination of Service.

        (a) Unless otherwise provided in the relevant Award Agreement, upon the termination of a Participant's service as an employee or non-employee director of the Company or as an employee of one of its Subsidiaries (the date of such termination referred to as the "Service Termination Date"):

          (i)    Options and Stock Appreciation Rights of such Participant shall terminate on the earlier of (A) the date that the Option terminates or expires in accordance with its terms or (B) the expiration of the following time periods after termination of service with the Company or Subsidiary: (1) twelve months if such service ceased due to death or Disability and (2) three months if such service ceased as a result of a termination for any other reason; provided that, in the event of a termination for Cause, such Participant's right to any further payments, vesting or exercisability with respect to any Award shall be forfeited in its entirety;

          (ii)   the Participant shall forfeit each (i) share of Restricted Stock and (ii) Performance Share held by the Participant at the Service Termination Date, as to which, as of that date, any restrictions, conditions, or contingencies have not lapsed; provided, however, that if the Participant paid an acquisition price for any of such Restricted Stock, the Company shall fully reimburse the acquisition price to the Participant on or promptly following the Service Termination Date.

        (b) Notwithstanding anything set forth above, if a non-employee director of the Company ceases to serve as a director of the Company for any reason other than removal for cause, and such director has served as a non-employee director of the Company for at least ten years and is at least 65 years of age on the Service Termination Date, then on the Service Termination Date (i) all outstanding Options and Stock Appreciation Rights held by such director on the Service Termination Date that are not then exercisable and vested shall become immediately fully vested and exercisable, (ii) each Option and Stock Appreciation Right held by such director on the Service Termination Date shall remain exercisable and not terminate until the expiration of the original term of such Option or Stock Appreciation Right, and (iii) the restrictions and deferral limitations applicable to any Restricted Stock held by such director on the Service Termination Date shall immediately become free of all restrictions and limitations and become fully vested and transferable to the full extent of the original grant.

        (c) Notwithstanding anything set forth above or in Section 6, and unless the Committee determines otherwise, in the event that (i) the holder of an Option or a Stock Appreciation Right dies, (ii) his representative has a right to exercise such Option or Stock Appreciation Right (the "Decedent's Award"), (iii) the Decedent's Award is not exercised by the last day on which it is exercisable (the "Final Exercise Date"), and (iv) the exercise or grant price per share is below the Fair Market Value of a Share on such date, the Committee shall either (i) cancel the Option or Stock Appreciation Right in exchange for a cash payment equal to the excess of (a) the Fair Market Value of one Share on the Final Exercise Date over (b) the exercise or grant price of the Decedent's Award, multiplied by the number of Shares granted under the Option or Stock Appreciation Right or (ii) deem the Decedent's Award to be exercised on the Final Exercise Date via a cashless exercise procedure determined by the Committee, and in either case, the resulting proceeds net of any required tax withholding shall be paid to the representative.

14. Amendments and Termination.

        (a) The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided, however, that no such amendment, alteration, suspension, discontinuation or termination shall be made without (a) stockholder approval if such approval is necessary to qualify for or comply with any tax or regulatory requirement for which or with which the Board deems it necessary or desirable to qualify or comply, (b) the consent of the affected Participant, if such action would materially impair the rights of such Participant under any outstanding Award or (c) approval of the holders of a majority of the outstanding Common Stock with respect to any alteration or amendment to the Plan which increases the maximum number of shares of Common Stock which may be issued under the Plan, extends the term of the Plan or of options granted thereunder, changes the eligibility criteria in Section 5, or reduces the exercise or grant price below that now provided for in the Plan.

        (b) The Committee may delegate to another committee, as it may appoint, the authority to take any action consistent with the terms of the Plan, either before or after an Award has been granted, which such other committee deems necessary or advisable to comply with any government laws or regulatory requirements of a foreign country, including but not limited to, modifying or amending the terms and conditions governing any Awards, or establishing any local country plans as sub-plans to this Plan. In addition, under all circumstances, the Committee may make non-substantive administrative changes to the Plan as to conform with or take advantage of governmental requirements, statutes or regulations.

        (c) The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall (a) materially impair the rights of any Participant without his or her consent or (b) except for adjustments made pursuant to Section 4(c) or in connection with Substitute Awards, reduce the exercise or grant price of outstanding Options or Stock Appreciation Rights or cancel or amend outstanding Options or Stock Appreciation Rights for the purpose of repricing, replacing or regranting such Options or Stock Appreciation Rights with an exercise or grant price that is less than the exercise or grant price of the original Options or Stock Appreciation Rights without stockholder approval. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a "modification" that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Section 4(c) shall not be subject to these restrictions.

        (d) If permitted by Section 409A of the Code, in case of termination of service by reason of death, disability or normal or early retirement, or in the case of unforeseeable emergency or other special circumstances, of a Participant who holds an Option or Stock Appreciation Right not immediately exercisable in full, or any shares of Restricted Stock as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Performance Shares that have not been fully earned, the Committee may, in its sole discretion, accelerate the time at which such Option, Stock Appreciation Right or other award may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Restriction Period will end or the time at which such Performance Shares will be deemed to have been fully earned or may waive any other limitation or requirement under any such award, except in the case of an award to a "covered employee" who is designated by the Board as intended to satisfy the requirements for "qualified performance-based compensation" under Section 162(m) of the Code where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

        15.    Dividends.    Subject to the provisions of the Plan and any Award Agreement, the recipient of a Restricted Stock Award may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, cash or stock dividends, or cash payments in amounts equivalent to cash or stock dividends on Shares ("dividend equivalents") with respect to the number of Shares covered by the Restricted Stock Award, as determined by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested.

16. General Provisions.

        (a) An Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant or, in the event of a Participant's legal incapacity to do so, by his or her guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law and/or court supervision.; provided that the Committee, in its sole discretion, may permit additional transferability, on a general or specific basis, and may impose conditions and limitations on any permitted transferability.

        (b) No Employee shall have the right to be selected to receive an Option or other Award under this Plan or, having been so selected, to be selected to receive a future Award grant or Option. Neither the Award nor any benefits arising out of this Plan shall constitute part of a Participant's employment or service contract with the Company or any Subsidiary and, accordingly, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Board without giving rise to liability on the part of the Company or any Subsidiary for severance payments. The Awards under this Plan are not intended to be treated as compensation for any purpose under any other Company plan.

        (c) No Employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.

        (d) The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have accepted any Award Agreement or other instrument evidencing the Award.

        (e) Nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment or service contract or confer or be deemed to confer on any Employee or Participant any right to continue in the employ or service of, or to continue any other relationship with, the Company or any Subsidiary or limit in any way the right of the Company or any Subsidiary to terminate an Employee's employment or Participant's service at any time, with or without cause.

        (f) All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

        (g) No Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would comply with all applicable requirements of the U.S. federal securities laws and any other laws to which such offer, if made, would be subject.

        (h) Except as otherwise required in any applicable Award Agreement or by the terms of the Plan, recipients of Awards under the Plan shall not be required to make any payment or provide consideration other than the rendering of services.

        (i) The Company and its Subsidiaries shall be authorized to withhold from any Award granted or payment due under the Plan the amount of withholding taxes due in respect of an Award or payment hereunder and to take such other action as may be necessary in the opinion of the Company or Subsidiary to satisfy all obligations for the payment of such taxes. The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by delivery of or transfer of Shares to the Company (to the extent the Participant has owned the surrendered shares for more than six months if such a limitation is necessary to avoid a charge to the Company for financial reporting purposes), or by directing the Company to retain Shares (up to the employee's minimum required tax withholding rate) otherwise deliverable in connection with the Award.

        (j) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

        (k) Any Award shall contain a provision that it may not be exercised at a time when the exercise thereof or the issuance of shares thereunder would constitute a violation of any federal or state law or listing requirements of the New York Stock Exchange for such shares or a violation of any foreign jurisdiction where Awards are or will be granted under the Plan. The provisions of the Plan shall be construed, regulated and administered according to the laws of the State of New York without giving effect to principles of conflicts of law, except to the extent superseded by any controlling Federal statute.

        (l) If any provision of the Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the

Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

        (m) Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company's obligation with respect to tax equalization for Employees on assignments outside their home country.

        (n) If approved by the Committee in its sole discretion, an Employee's absence or leave because of military or governmental service, disability or other reason shall not be considered an interruption of employment for any purpose under the Plan.

        16.    Term of Plan.    The Plan shall terminate on the tenth anniversary of the Effective Date, unless sooner terminated by the Board pursuant to Section 14.

        17.    Compliance with Section 16.    With respect to Participants subject to Section 16 of the Exchange Act ("Members"), transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent that compliance with any Plan provision applicable solely to such Members that is included solely for purposes of complying with Rule 16b-3 is not required in order to bring a transaction by such Member in compliance with Rule 16b-3, it shall be deemed null and void as to such transaction, to the extent permitted by law and deemed advisable by the Committee. To the extent any provision in the Plan or action by the Committee involving such Members is deemed not to comply with an applicable condition of Rule 16b-3, it shall be deemed null and void as to such Members, to the extent permitted by law and deemed advisable by the Committee.

CANTEL MEDICAL CORP.

PROXY

FOR THE ANNUAL MEETING OF STOCKHOLDERS - JANUARY 8, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I appoint Charles M. Diker and Eric W. Nodiff, or either of them, as my proxies, with full power of substitution, to vote all shares of Common Stock of CANTEL MEDICAL CORP. that I am entitled to vote at the Annual Meeting of Stockholders to be held on January 8, 2009 at 9:30 A.M. at The Harmonie Club, 4 East 60th Street, New York, New York, and any adjournments of the meeting on all matters coming before said meeting.

My proxies will vote the shares represented by this proxy as directed on the other side of this card, but in the absence of any instructions from me, my proxies will vote “FOR” the election of all the nominees listed under Item 1 and “FOR” Items 2 and 3. My proxies may vote according to their discretion on any other matter which may properly come before the meeting. I may revoke this proxy prior to its exercise.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

CANTEL MEDICAL CORP.

January 8, 2009

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

20930300000000000000 7	010809

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE    ☒

1. Election of nine directors:

NOMINEES:

☐	FOR ALL NOMINEES	☐ Robert L. Barbanell ☐ Alan R. Batkin
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ Joseph M. Cohen ☐ Charles M. Diker ☐ Mark N. Diker
☐	FOR ALL EXCEPT (See instructions below)	☐ George L. Fotiades ☐ Alan J. Hirschfield ☐ Elizabeth McCaughey ☐ Bruce Slovin

2. Approval of an amendment to the Company’s 2006 Equity Incentive Plan that would increase by 700,000 the number of shares of common stock available for issuance under the Plan:		FOR	AGAINST	ABSTAIN

		☐	☐	☐

3. Ratification of Ernst & Young LLP as Independent Registered Public Accounting Firm:		☐	☐	☐

PLEASE VOTE, DATE AND SIGN THIS PROXY AND RETURN IT AT ONCE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU DO ATTEND.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

Cantel Medical Corp. 150 Clove Road Little Falls, NJ 07424 NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS To Be Held On January 8, 2009
Cantel Medical Corp. 150 Clove Road Little Falls, NJ 07424
Information about the Meeting
SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
PROPOSAL 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
BOARD MEETINGS; COMMITTEES
EXECUTIVE OFFICERS OF CANTEL
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION AND STOCK OPTION COMMITTEE REPORT
EXECUTIVE COMPENSATION
PROPOSAL 2
APPROVAL OF AMENDMENT TO THE CANTEL MEDICAL CORP. 2006 EQUITY INCENTIVE PLAN
PROPOSAL 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
MISCELLANEOUS
  Annex A
Director Qualification Standards
  Annex B
CANTEL MEDICAL CORP.
  Annex C
CANTEL MEDICAL CORP. 2006 EQUITY INCENTIVE PLAN (As amended)